UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Riversedge North
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
March 22, 2024
Dear Fellow Stockholder:
We hope to see you at the Annual Meeting of Stockholders (the “Annual Meeting”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) to be held at the Marriott Virginia Beach Oceanfront, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451 in the Executive Meeting Room on May 6, 2024 at 9:30 a.m., Eastern Daylight Time.
The Annual Meeting will be held in person only and not in a virtual meeting format.
During the Annual Meeting, you will have the opportunity to vote on each item of business discussed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. In addition, you will also have the opportunity to vote before the Annual Meeting at www.proxyvote.com, or by telephone or mail.
The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company will be present to answer any questions that you and other stockholders may have. Also available online for your review is our Annual Report on Form 10-K, which contains detailed information concerning the activities and operating performance of the Company.
The business to be conducted at the Annual Meeting consists of:
•	Proposal 1: the election of seven members of the Board of Directors;
•	Proposal 2: the ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
•	Proposal 3: an advisory vote on the named executive officer compensation for fiscal year 2023 (“Say-on-Pay”);
•	Proposal 4: an advisory vote on the frequency of Say-on-Pay votes;
•
Proposal 5: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock (as defined below) at an exchange ratio between one-for-two and one-for-24, and at any time from May 7, 2024 through May 31, 2024, pursuant to an amendment to the Company’s charter;

•
Proposal 6: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2024 through July 31, 2024, pursuant to an amendment to the Company’s charter;

•
Proposal 7: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2024 through September 30, 2024, pursuant to an amendment to the Company’s charter;

•
Proposal 8: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2024 through November 30, 2024, pursuant to an amendment to the Company’s charter;

•
Proposal 9: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2024 through January 31, 2025, pursuant to an amendment to the Company’s charter; and

•
Proposal 10: the authorization of the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2025 through March 31, 2025, pursuant to an amendment to the Company’s charter.

The Board of Directors unanimously recommends a vote:
•	FOR each of the director nominees listed in the enclosed Proxy Statement, as described in Proposal 1;
•	FOR the ratification of Cherry Bekaert LLP’s appointment, as described in Proposal 2;
•	FOR the approval of the Say-on-Pay vote, as described in Proposal 3;
•	FOR three years for the frequency of Say-on-Pay advisory votes, as described in Proposal 4;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 5;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 6;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 7;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 8;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 9; and
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 10.
Your vote is important. Please indicate your vote by internet or telephone or, if you received your materials by mail, by returning the properly completed enclosed proxy card.
Regardless of whether you vote before or at the Annual Meeting, we hope to see you in person in Virginia Beach.
Sincerely,
Stefani D. Carter	M. Andrew Franklin
Chair of the Board of Directors	Chief Executive Officer and President

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2024
Wheeler Real Estate Investment Trust, Inc. will hold its Annual Meeting on May 6, 2024, at the Marriott Virginia Beach Oceanfront, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451 in the Executive Meeting Room at 9:30 a.m., Eastern Daylight Time. The Annual Meeting will be held in person only and not in a virtual meeting format.
The purpose of the Annual Meeting is to:
•	elect seven members of the Board of Directors;
•	ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
•	approve, on an advisory basis, the named executive officer compensation for fiscal year 2023 (“Say-on-Pay”);
•	approve, on an advisory basis, the frequency of Say-on-Pay votes;
•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-24, and at any time from May 7, 2024 through May 31, 2024, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 5”);

•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2024 through July 31, 2024, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 6”);

•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2024 through September 30, 2024, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 7”);

•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2024 through November 30, 2024, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 8”);

•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2024 through January 31, 2025, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 9”); and

•
authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2025 through March 31, 2025, pursuant to an amendment to the Company’s charter (such proposal, “Proposal 10” and each of the reverse stock splits described in Proposal 5 through Proposal 10, a “Reverse Stock Split”).

These items of business are more fully described in the Proxy Statement.
The Board of Directors unanimously recommends a vote:
•	FOR each of the director nominees listed in the enclosed Proxy Statement, as described in Proposal 1;
•	FOR the ratification of Cherry Bekaert LLP’s appointment, as described in Proposal 2;
•	FOR the approval of the Say-on-Pay vote, as described in Proposal 3;
•	FOR three years for the frequency of Say-on-Pay advisory votes, as described in Proposal 4;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 5;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 6;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 7;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 8;
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 9; and
•	FOR the approval of the Reverse Stock Split proposal, as described in Proposal 10.
Only stockholders of record at the close of business on February 12, 2024 are entitled to vote at the Annual Meeting. However, we welcome all stockholders and supporters of the Company and hope to see you in Virginia Beach.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the internet or by telephone, or, if you received the proxy materials by mail, you may also authorize a proxy to vote your shares by mail.
If you are present at the Annual Meeting and hold shares in your name, you may vote in person even if you have previously submitted your proxy by telephone, over the internet, or by mail.
If your shares are held in “street name” with your bank, broker, or other nominee and you wish to vote in person at the Annual Meeting, you will need to obtain a legal proxy from the institution that holds your shares and provide that legal proxy at the Annual Meeting.
Your vote will ensure your representation at the Annual Meeting regardless of whether you attend on May 6, 2024.

By order of the Board of Directors,

Ross Barr
General Counsel and Corporate Secretary
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2024: This Proxy Statement and our 2023 Annual Report on Form 10-K are available on the internet at www.proxyvote.com.
Dated: March 22, 2024

i

Page
Related Party Transaction Policies	21
Related Party Transactions	21
REPORT OF THE AUDIT COMMITTEE	24
AUDIT COMMITTEE	26
Pre-Approval Policies and Procedures for Audit and Non-Audit Services	26
2023 Fiscal Year Audit Firm Fee Summary	26
Audit Committee Pre-Approval Policies	26
PROPOSAL 1 ELECTION OF DIRECTORS	27
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL 3 ADVISORY “SAY-ON-PAY” VOTE TO APPROVE EXECUTIVE COMPENSATION	32
PROPOSAL 4 ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	33
PROPOSAL 5 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-24, AND AT ANY TIME FROM MAY 7, 2024 THROUGH MAY 31, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	34
PROPOSAL 6 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM JUNE 1, 2024 THROUGH JULY 31, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	43
PROPOSAL 7 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM AUGUST 1, 2024 THROUGH SEPTEMBER 30, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	52
PROPOSAL 8 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM OCTOBER 1, 2024 THROUGH NOVEMBER 30, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	61
PROPOSAL 9 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM DECEMBER 1, 2024 THROUGH JANUARY 31, 2025, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	70
PROPOSAL 10 TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM FEBRUARY 1, 2025 THROUGH MARCH 31, 2025, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER	79
OTHER MATTERS	88
Stockholder Proposals for the 2025 Annual Meeting	88
Form 10-K and Other Filings	88
Delinquent Section 16(a) Reports	88
Householding	88
Annex A (Proxy Card)	A-1
Annex B (Proposed Charter Amendment)	B-1
ii

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement before voting. The approximate date on which this Proxy Statement and form of accompanying proxy card are first being provided to stockholders, or being made available through the internet for those stockholders receiving proxy materials electronically, is March 22, 2024.
2024 Annual Meeting of Stockholders

Date and Time:	May 6, 2024 at 9:30 a.m., Eastern Daylight Time
Place:	Marriott Virginia Beach Oceanfront, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451 in the Executive Meeting Room
Record Date:	February 12, 2024
Voting Matters and Board of Directors Recommendation

Items of Business	Board of Directors Recommendation
1. Election of Seven Directors, as described in Proposal 1	FOR
2. Ratification of Cherry Bekaert LLP as the Independent Registered Public Accounting Firm, as described in Proposal 2	FOR
3. Advisory “Say-On-Pay” Vote to Approve 2023 Executive Compensation, as described in Proposal 3	FOR
4. Advisory vote on the frequency of “Say-On-Pay” advisory votes, as described in Proposal 4	THREE YEARS
5. Approval of the Reverse Stock Split proposal, as described in Proposal 5	FOR
6. Approval of the Reverse Stock Split proposal, as described in Proposal 6	FOR
7. Approval of the Reverse Stock Split proposal, as described in Proposal 7	FOR
8. Approval of the Reverse Stock Split proposal, as described in Proposal 8	FOR
9. Approval of the Reverse Stock Split proposal, as described in Proposal 9	FOR
10. Approval of the Reverse Stock Split proposal, as described in Proposal 10	FOR

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2024
The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”).
Beginning on or about March 22, 2024, the Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record as of February 12, 2024 (the “Record Date”).
ABOUT THE MEETING
Location
The Annual Meeting will be held on May 6, 2024 at 9:30 a.m., Eastern Daylight Time, at the Marriott Virginia Beach Oceanfront, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451 in the Executive Meeting Room. The Annual Meeting will be held in person only and not in a virtual meeting format. We welcome all stockholders and supporters of the Company and hope to see you in Virginia Beach.
Who Can Vote
Record holders of the Company’s common stock, $0.01 par value per share (“Common Stock”), at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, 68,023,718 shares of Common Stock were outstanding. Each share is entitled to cast one vote.
How You Can Access the Proxy Materials
We are providing access to our proxy materials (including this Proxy Statement and our 2023 Annual Report on Form 10-K) over the internet pursuant to rules adopted by the Securities and Exchange Commission (“SEC”).
Beginning on or about March 22, 2024, the Notice is being mailed to our stockholders of record as of the Record Date. The Notice includes instructions on how to view the electronic proxy materials on the internet, which will be available to all stockholders beginning on or about March 22, 2024. The Notice also includes instructions on how to elect to receive future proxy materials by email. If you choose to receive future proxy materials by email, next year you will receive an email with a link to the proxy materials and proxy voting site and will continue to receive proxy materials in this manner until you terminate your election. We encourage you to take advantage of the availability of our proxy materials on the internet.
If you wish to receive a printed copy of the proxy materials, including the proxy card, you may request that they be mailed to you at no cost by following the instructions on the Notice. In addition, you may choose to receive future proxy materials by mail by following the instructions on the Notice.
What is the difference between a stockholder of record and a beneficial owner of shares held in “street name”?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare Inc., you are considered the stockholder of record with respect to those shares and the Notice is being sent directly to you by the Company. As a stockholder of record, you can vote your shares via the internet, telephone or mail, or by attending the Annual Meeting. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.
Beneficial Owner of Shares Held in “Street Name.” If your shares are held in an account at a bank, broker, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will also receive a voting instruction form from the organization holding your shares.

How You Can Vote in Advance of the Annual Meeting
If you are a stockholder of record, you may vote your shares using any of the following methods:
•
Via the Internet. To vote via the internet, visit www.proxyvote.com and follow the instructions on your Notice or the proxy card. You will need the control number included on your Notice or the proxy card, as applicable.

•	By Telephone. To vote by telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will need the control number included on the Notice or the proxy card, as applicable.
•
By Mail. If you request printed copies of the proxy materials be sent to you by mail, you may vote by proxy by completing, signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you vote via the internet or by telephone, there is no need to return a proxy card by mail. The proxy you submit will be voted in accordance with your instructions.
If you are a beneficial owner of shares held in “street name”:
You will need to follow the voting instructions provided by your bank, broker, or other nominee to ensure that your shares are represented and voted at the Annual Meeting. The availability of internet or telephone voting will depend upon your bank’s, broker’s, or other nominee’s voting process.
Please note that internet and telephone voting will close at 11:59 p.m., Eastern Daylight Time, on May 5, 2024.
How You Can Vote in Person at the Annual Meeting
If you are a stockholder of record:
You will need to bring your Notice or proxy card as evidence of your ownership of the Company’s Common Stock as of the Record Date. You will then receive a ballot in order to vote at the Annual Meeting.
If you are a beneficial owner of shares held in “street name”:
You will need to bring a legal proxy from the institution that holds your shares. You will then receive a ballot in order to vote at the Annual Meeting.
Revocation of Proxies
If you submit your proxy over the internet, by telephone or by mail, you may change your vote by subsequently properly submitting a new proxy. Only your most recent proxy will be exercised, and all others will be disregarded, regardless of the method by which the proxies were authorized. You may also revoke your earlier proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker, or other nominee to revoke your proxy.
Notices of revocation of proxies delivered by mail should be delivered prior to the Annual Meeting to the Company’s principal offices at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Ross Barr, General Counsel and Corporate Secretary.
What am I voting on?
You will be voting on the following:
(1)
Proposal 1: To elect seven members of the Board of Directors, to serve until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified or until any such director’s earlier resignation, retirement or other termination of service;

(2)	Proposal 2: To ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
(3)	Proposal 3: To approve, on an advisory basis, the Say-on-Pay vote for fiscal year 2023;
(4)	Proposal 4: To approve, on an advisory basis, the frequency of Say-on-Pay votes;

(5)
Proposal 5: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-24, and at any time from May 7, 2024 through May 31, 2024, pursuant to an amendment to the Company’s charter;

(6)
Proposal 6: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2024 through July 31, 2024, pursuant to an amendment to the Company’s charter;

(7)
Proposal 7: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2024 through September 30, 2024, pursuant to an amendment to the Company’s charter;

(8)
Proposal 8: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2024 through November 30, 2024, pursuant to an amendment to the Company’s charter;

(9)
Proposal 9: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2024 through January 31, 2025, pursuant to an amendment to the Company’s charter; and

(10)
Proposal 10: To authorize the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company’s outstanding Common Stock at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2025 through March 31, 2025, pursuant to an amendment to the Company’s charter.

Who is soliciting my vote?
The Board of Directors, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend in person. By submitting your proxy and voting instructions by telephone or via the internet, or if you have chosen to receive your proxy materials by mail, by completing, signing, dating and returning the proxy card or voting instruction form, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Annual Meeting as you have instructed.
Quorum; Vote Required
The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Pursuant to the Company’s charter, only holders of shares of Common Stock as of the record date of February 12, 2024 are entitled to vote at the Annual Meeting. As of February 12, 2024, there were 68,023,718 shares of Common Stock issued and outstanding.
If you are the record owner of your shares and you attend the Annual Meeting or return a properly executed proxy card, then your shares will be counted as present for purposes of determining a quorum at the Annual Meeting.
If you are a beneficial owner whose shares are held of record by a broker and wish to direct how your shares should be voted, then you must instruct the broker how to vote your shares. If you do not provide voting instructions, then your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on those matters for which specific authorization is required under the rules of the various regional and national exchanges of which your broker is a member.
If you are a beneficial owner whose shares are held of record by a broker, then your broker has discretionary voting authority to vote your shares on the ratification of the appointment of Cherry Bekaert LLP as our independent registered certified public accounting firm for fiscal year 2024 (Proposal 2) and the Reverse Stock Split proposals (Proposals 5 through 10), even if the broker does not receive voting instructions from you.

However, your broker does not have discretionary authority to vote on the election of directors (Proposal 1); the approval, by non-binding advisory vote, of the compensation paid to the named executive officers (Proposal 3), or the approval, by non-binding advisory vote, of the frequency of “Say-on-Pay” votes (Proposal 4) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, it is very important that you instruct your broker or other nominee on how to vote shares that you hold in street name.
Election of Directors (Proposal 1). A plurality of all the votes cast on this matter at a meeting at which a quorum is present is required for the election of a director. This means that the director nominee with the most votes for a particular slot is elected to that slot. In voting on the election of directors, you may vote “FOR” or “WITHHOLD” from voting as to each director nominee. For purposes of the vote on this proposal, neither a “WITHHOLD” vote nor a broker non-vote will have any impact on the outcome of the vote on this proposal.
Ratification of the Appointment of Cherry Bekaert LLP (Proposal 2). The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will have no impact on the outcome of the vote on this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Say-on-Pay Advisory Vote (Proposal 3). The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions and broker non-votes will have no impact on the outcome of the vote on this proposal.
Say-on-Pay Frequency Advisory Vote (Proposal 4). The option of one year, two years or three years that receives a majority of the votes cast at a meeting at which a quorum is present will be the frequency selected by our stockholders. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If none of the options receive a majority of the votes cast, the Company will consider the option that receives the most votes as the option selected by the stockholders. Because this vote is advisory and not binding on the Board or the Company in any way, however, the Board may decide that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders. For purposes of the vote on this proposal, abstentions and broker non-votes will have no impact on the outcome of the vote on this proposal.
Reverse Stock Split (Proposal 5). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Reverse Stock Split (Proposal 6). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Reverse Stock Split (Proposal 7). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Reverse Stock Split (Proposal 8). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Reverse Stock Split (Proposal 9). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”,

“AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
Reverse Stock Split (Proposal 10). The affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast is required to approve this proposal. In voting for this proposal, you may vote “FOR”, “AGAINST” or “ABSTAIN”. For purposes of the vote on this proposal, abstentions will each have the same effect as a vote “AGAINST” this proposal. This proposal is a matter on which brokers are expected to have discretionary voting authority, and we do not, therefore, expect any broker non-votes with respect to this proposal.
If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.
If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. The Board of Directors unanimously recommends a vote FOR each director nominee on Proposal 1; FOR Proposals 2, 3, 5, 6, 7, 8, 9 and 10; and FOR “THREE YEARS” on Proposal 4.
Other Matters to Be Acted Upon at the Annual Meeting
We do not know of any other matters to be validly presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.
Expenses of Solicitation
The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail.
Available Information
Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. In addition, we have posted the charters of our Board Committees, as well as our Insider Trading Policy, Code of Business Conduct and Ethics (the “Code of Conduct”), and Corporate Governance Principles, all under separate headings. These documents are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.
Questions
You may call our Corporate Secretary at 757-627-9088 if you have any questions.
PLEASE VOTE — YOUR VOTE IS IMPORTANT

CORPORATE GOVERNANCE AND BOARD MATTERS
The affairs of the Company are managed by the Board of Directors. Directors are elected at the annual meeting of stockholders each year or, in the event of a vacancy, elected by the incumbent Board of Directors, and serve until the next annual meeting of stockholders or until a successor has been elected or approved.
Corporate Governance Profile
Our Board of Directors currently consists of seven directors. All of the directors are independent as determined in accordance with the listing standards established by Nasdaq Stock Market, and our Board of Directors makes an affirmative determination as to the independence of each of our directors on an annual basis. We have adopted a Code of Conduct and Corporate Governance Principles, each of which are available on our website, under separate headings.
Role of the Board of Directors in Risk Oversight
One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from the Asset Liability Committee, Audit Committee, Compensation Committee, Governance and Nominating Committee (the “Nominating Committee”), Executive Committee, Litigation Committee, Series D Redemption Facilitation Committee (the “Series D Committee”), and Related Persons Transactions Committee (the “RPT Committee’’), each of which addresses risks specific to their respective areas of oversight.
The Asset Liability Committee evaluates the level of risk inherent in the Company’s real estate assets and monitors the level of risk that is appropriate. The Audit Committee has the responsibility to consider and discuss our major financial risk exposures, including cybersecurity risk, and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Nominating Committee oversees the corporate governance policies and practices of the Company, and develops and recommends to the Board of Directors any changes or additions to the governance policies and practices it deems appropriate. The Executive Committee has the ability to act with the full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors, and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. The Litigation Committee is responsible for overseeing any material litigation matters involving the Company, and assisting the Board of Directors in fulfilling its oversight responsibilities with respect to such matters. The Series D Committee facilitates the procedure by which holders of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) are able to exercise their optional redemption rights as set forth in the Company’s Articles Supplementary. The RPT Committee is responsible for overseeing and approving “Related Person Transactions” (as such term is defined in defined in the charter for the Committee) of the Company

Members of the Board of Directors
As of February 12, 2024, the members of the Board of Directors (and their respective committee memberships) are identified below:

Director	Asset Liability Committee	Audit Committee	Compensation Committee	Governance and Nominating Committee	Executive Committee	Litigation Committee	Series D Redemption Facilitation Committee	Related Persons Transaction Committee
E.J. Borrack	—	—	Member	—	—	Chair	—	—
Kerry G. Campbell	Chair	Chair	—	—	—	—	—	Member
Stefani D. Carter	—	—	—	Member	Chair	—	—	Chair
Saverio M. Flemma(1)	Member	Member	—	—	—	—	Chair	—
Megan Parisi	—	—	—	Member	—	—	—	—
Dennis Pollack	—	Member	—	—	—	—	—	—
Joseph D. Stilwell	—	—	Chair	Chair	Member	—	—	—

(1)	Mr. Flemma’s term as a director of the Company will expire at the Annual Meeting. Mr. Flemma will not stand for re-election.
Board of Directors Committees
Our Board of Directors has established eight committees: Asset Liability Committee, Audit Committee, Compensation Committee, Nominating Committee, Executive Committee, Litigation Committee, Series D Committee, and RPT Committee. The principal functions of each committee are briefly described below. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of the Company.
Asset Liability Committee. Our Asset Liability Committee currently consists of two directors: Kerry G. Campbell and Saverio M. Flemma. Mr. Campbell is the Chair of the Asset Liability Committee. The purpose of the Asset Liability Committee is to evaluate the level of risk inherent in the Company’s real estate assets, monitor the level of risk that is appropriate in the Company’s real estate assets, monitor the financing of the Company’s real estate assets, review the Company’s financing processes relating to the Company’s real estate assets, and develop guidelines on improving the Company’s financing processes relating to the Company’s real estate assets. The Asset Liability Committee was formed in June 2021. The charter of the Asset Liability Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Asset Liability Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Asset Liability Committee met four times in 2023.
Audit Committee. Our Audit Committee currently consists of three directors: Kerry G. Campbell, Dennis Pollack and Saverio M. Flemma. Mr. Campbell is the Chair of the Audit Committee. Mr. Campbell qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and Nasdaq Stock Market corporate governance requirements. In addition, each of the Audit Committee members is “financially sophisticated” as that term is defined by the Nasdaq Stock Market corporate governance requirements. The functions of the Audit Committee are described below under the heading “Report of the Audit Committee.” The charter of the Audit Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Audit Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Audit Committee met five times in 2023.
Compensation Committee. Our Compensation Committee currently consists of two directors: Joseph D. Stilwell and E.J. Borrack. Mr. Stilwell is the Chair of the Compensation Committee. The Compensation Committee is responsible for overseeing compensation paid to the Company’s principal executive officers. The charter of the Compensation Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Compensation Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Compensation Committee met twice in 2023.

Governance and Nominating Committee. Our Nominating Committee currently consists of three directors: Joseph D. Stilwell, Stefani D. Carter and Megan Parisi. Mr. Stilwell is the Chair of the Nominating Committee. The Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company’s Corporate Governance Principles. In addition, the Nominating Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Nominating Committee also prepares and supervises the Board of Directors’ annual review of director independence. The charter of the Nominating Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the Nominating Committee are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Nominating Committee met four times in 2023.
Executive Committee. Our Executive Committee currently consists of two directors: Joseph D. Stilwell and Stefani D. Carter. Ms. Carter is the Chair of the Executive Committee. The purpose of the Executive Committee is to generally act with the full authority of the Board of Directors, in intervals between meetings of the Board of Directors, particularly when there is a need for prompt review and action of the Board of Directors, and it is impractical to arrange a meeting of the Board of Directors within the time reasonably available. However, the Executive Committee does not have the authority to act on any matters that are expressly delegated to other committees of the Board of Directors or are under active review by the Board of Directors or another committee of the Board of Directors. The Executive Committee was formed in February 2020. The charter of the Executive Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). Joseph D. Stilwell and Stefani D. Carter are independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Executive Committee met eight times in 2023.
Litigation Committee. Our Litigation Committee currently consists of one director: E.J. Borrack. Ms. Borrack is the Chair of the Litigation Committee. The Litigation Committee is responsible for overseeing any material litigation matters involving the Company and assisting the Board of Directors in fulfilling its oversight responsibilities with respect to such matters. In addition, the Litigation Committee has the authority to retain outside counsel or other experts or consultants as it deems appropriate in connection with any such matters, including the authority to approve the fees and other retention terms for such persons. The charter of the Litigation Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). Ms. Borrack is independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles.
Series D Redemption Facilitation Committee. Our Series D Committee currently consists of one director: Saverio M. Flemma. Mr. Flemma is the Chair of the Series D Committee. The Series D Committee is responsible for facilitating the procedure by which holders of the Company’s Series D Preferred Stock are able to exercise their optional redemption rights as set forth in the Company’s Articles Supplementary. The charter of the Series D Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). Mr. Flemma is independent within the meaning of the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The Series D Committee met twenty-one times in 2023.
Related Persons Transactions Committee. Our RPT Committee currently consists of two directors: Stefani D. Carter and Kerry G. Campbell. Ms. Carter is the Chair of the RPT Committee. The RPT Committee is responsible for overseeing and approving Related Person Transactions of the Company. The charter of the RPT Committee is available on the Company’s Investor Relations tab of our website (https://ir.whlr.us). All of the members of the RPT Committee are independent within the meaning of SEC regulations, the listing standards of the Nasdaq Stock Market and the Company’s Corporate Governance Principles. The RPT Committee met twice in 2023.
Board of Directors Leadership Structure
The Board of Directors does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chair of the Board of Directors. At present, the Board of Directors believes that it is in the best interests of the Company that these roles be separate, in order to permit each person to focus on his or her primary role, which provides an appropriate balance between the managerial responsibilities of the Chief Executive Officer and the independent oversight and strategic direction provided by our Board of Directors. Further, the Board of Directors believes this issue is part of the succession planning process and that it is in the best interests of the Company for the Board of Directors to make a determination on a case-by-case basis when it selects a new Chief Executive Officer and President or elects a new Chair of the Board of Directors. The current Chief Executive Officer and President, M. Andrew Franklin, is not a member of the Board of Directors. The current Chair of the Board of Directors is Stefani D. Carter.
Selection of Nominees for the Board of Directors
The Nominating Committee will consider candidates for Board of Directors membership that are suggested by its members and other members of the Board of Directors, as well as management and stockholders. A stockholder who wishes to recommend a prospective nominee for the Board of Directors should notify the Company’s Corporate Secretary or any member of the Nominating Committee in writing with supporting material that the stockholder considers appropriate. The Nominating Committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company’s Bylaws relating to stockholder nominations.
Once the Nominating Committee has identified a prospective nominee, the committee will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination will be based on a number of factors and the information provided to the committee with the recommendation of the prospective candidate will be important. The preliminary determination will be based primarily on the need for additional members of the Board of Directors to fill vacancies or the need to expand the size of the Board of Directors, as well as the likelihood that the prospective nominee can satisfy the evaluation factors described below.
We do not have a diversity policy. The Nominating Committee considers the directors and nominees in terms of skills and experience, and how they may contribute to the overall effectiveness of our Board of Directors, as generally set out in the Company’s Corporate Governance Principles. The Nominating Committee evaluates the prospective nominee against the following standards and qualifications:
•	whether the prospective nominee is a stockholder of the Company;
•	the ability of the prospective nominee to represent the interests of the Company;
•	the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee’s ability to dedicate sufficient time, energy, and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards, as specifically set out in the Company’s Corporate Governance Principles; and

•	the extent to which the prospective nominee contributes to the talent, skill and expertise appropriate for the Board of Directors.
The Nominating Committee does not consider race, sex or creed in its evaluation of any director or nominee.
The Nominating Committee also considers such other relevant factors as it deems appropriate, including (without limitation) the current composition of the Board of Directors, the need for Audit Committee expertise, and evaluations of other prospective nominees.
In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee and, if warranted, one or more members of the committee, and others as appropriate, interview prospective nominees in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board of Directors, and the Board of Directors determines the nominees after considering the recommendation of the committee.
Stockholders who wish to recommend nominees for election as directors should provide those recommendations in writing to our Corporate Secretary, specifying the nominee’s name and qualifications for membership on the Board of Directors.
For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of Section 11 of Article II of our Bylaws.
We urge any stockholder who intends to recommend a director candidate to the Nominating Committee for consideration to review thoroughly our Nominating Committee Charter and Section 11 of Article II of our Bylaws.
Copies of our Governance and Nominating Committee Charter and our Bylaws are available upon written request to the General Counsel and Corporate Secretary, Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

Board Diversity Matrix
In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. The Board Diversity Matrix below presents the Board of Directors’ diversity statistics for the current year and the immediately preceding year in the format prescribed by the Nasdaq rules:

2024 Board Diversity Matrix (as of March 22, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	—	—	7
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	7

2023 Board Diversity Matrix (as of April 6, 2023)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	—	—	7
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	7
Determination of Director Independence
The Board of Directors reviews the independence of each director yearly. During this review, the Board of Directors considers whether there are any transactions and relationships between any director (and his or her immediate family and affiliates) and the Company and its management to determine, to the extent such transactions and relationships exist, whether any such relationships or transactions are inconsistent with a determination that the director is independent in light of applicable law and listing standards.
The Company believes that its Board of Directors consists of directors who are all independent under the definition of independence provided by Nasdaq Listing Rule 5605(a)(2).

Board of Directors Meetings During Fiscal 2023
The Board of Directors met fourteen times during fiscal year 2023.
No director attended fewer than 75%, in the aggregate, of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served). Under the Company’s Corporate Governance Principles, directors are expected to attend Board of Directors’ meetings and meetings of committees on which they serve, spend the time needed, and meet as frequently as necessary to discharge their responsibilities properly. In addition, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties.
Although we do not have a policy requiring director attendance at an annual meeting of stockholders, directors are encouraged to attend the annual meeting of stockholders. All of our director nominees who were directors at the time of our 2023 annual meeting of stockholders attended the 2023 annual meeting.
Stockholder Communications with the Board of Directors
Stockholders and other parties interested in communicating directly with the Board of Directors, including communications regarding concerns relating to accounting, internal accounting controls or audit measures, or fraud or unethical behavior, may do so by writing to the directors at the following address: Wheeler Real Estate Investment Trust, Inc., Attention: General Counsel and Corporate Secretary, Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.
The Nominating Committee of the Board of Directors has approved a process for handling letters received by the Company and addressed to members of the Board of Directors but received at the Company. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to the Board of Directors all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention.
Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and received by the Company and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.
Code of Conduct
The Company has adopted a Code of Conduct, which is available on the Investor Relations tab of our website (https://ir.whlr.us). The Company will post any amendments to or waivers from its Code of Conduct (to the extent applicable to the Company’s Chief Executive Officer and Chief Financial Officer) on its website.
Incentive Compensation Clawback Policy
We strive to maintain a culture that emphasizes integrity and accountability and reinforces our pay-for-performance compensation philosophy. Accordingly, the Board has adopted an Incentive Compensation Clawback Policy (the “Clawback Policy”), which provides that, in the event of an accounting restatement, the Compensation Committee shall have the discretion and authority to promptly recoup the amount of any incentive-based compensation received by an executive officer that exceeds the amount of incentive-based compensation that would have been received by the executive officer had it been determined based on the restated amounts. The Clawback Policy is available on the Investor Relations tab of our website (https://ir.whlr.us).
Hedging
As of the date hereof, the Company does not have a policy regarding hedging activities.
Director Compensation
It is our policy that any employees of our Company or its subsidiaries who may also be directors of our Company or its subsidiaries shall not receive any compensation for their services as directors. As of the date hereof, the Company does not have any employee directors. However, the Company’s Chief Executive Officer and Chief

Financial Officer also serve as directors of our subsidiary, Cedar Realty Trust, Inc. (“Cedar”). Consistent with the above policy, our Chief Executive Officer and Chief Financial Officer do not receive any compensation for their services as directors of Cedar.
For fiscal year 2023, the Company’s non-employee directors were entitled to annual cash compensation in the amount of $60,000 for their services as directors, with an additional annual cash retainer of $40,000 for service as Chair of the Company’s Board of Directors, to be paid quarterly.
Non-employee directors who serve on the Board of Directors of Cedar are entitled to annual cash compensation in the amount of $50,000 for their services as directors, with an additional annual cash retainer of $40,000 for service as Chair of the Cedar Board of Directors.
We reimburse each of our directors for his or her expenses incurred in connection with attendance at Board of Directors and Committee meetings.
The following table summarizes our directors’ compensation for 2023:

Name	Fees Earned or Paid in Cash(1)	Stock Awards	Total
E.J. Borrack	110,000	—	110,000
Kerry G. Campbell	150,000	—	150,000
Stefani D. Carter	$100,000	—	$100,000
Saverio M. Flemma(2)	60,000	—	60,000
Megan Parisi	60,000	—	60,000
Dennis Pollack(3)	19,110	—	19,110
Joseph D. Stilwell	60,000	—	60,000

(1)	Includes the following amounts payable to directors for service as directors of Cedar: Mr. Campbell, $90,000; and Ms. Borrack, $50,000.
(2)	Mr. Flemma’s term as a director of the Company will expire at the Annual Meeting. Mr. Flemma will not stand for re-election.
(3)	Mr. Pollack was elected to the Board of Directors on September 5, 2023.

EXECUTIVE OFFICERS
M. Andrew Franklin
Chief Executive Officer and President since October 2021
Age — 43
Andrew Franklin was appointed Chief Executive Officer and President in October 2021. In August 2022, he was appointed Director, Chief Executive Officer and President of Cedar. He previously served in the following roles at the Company: Interim Chief Executive Officer since July 2021; Chief Operating Officer since February 2018; and Senior Vice President of Operations since January 2017. Mr. Franklin has over 23 years of commercial real estate experience. Mr. Franklin is a graduate of the University of Maryland, with a Bachelor of Science degree in Finance.
Crystal Plum
Chief Financial Officer since February 2020
Age — 42
Crystal Plum was appointed Chief Financial Officer in February 2020. Ms. Plum has also served as Chief Financial Officer, Treasurer, and Director of Cedar since August 2022. She previously served in the following roles at the Company: Corporate Secretary of Cedar from August 2022 through November 2023; Vice President of Financial Reporting and Corporate Accounting from March 2018 to February 2020; and Director of Financial Reporting from September 2016 to March 2018. Prior to that time, she served as a Manager at Dixon Hughes Goodman LLP from September 2014 to August 2016 and as a Supervisor at Dixon Hughes Goodman LLP from 2008 to September 2014. Ms. Plum has experience reviewing and performing audits, reviews, compilations and tax engagements for a diverse group of clients, as well as banking experience. Ms. Plum is a Certified Public Accountant and has a Bachelor of Science in Business Administration — Accounting and Finance from Old Dominion University.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below summarizes the total compensation for the fiscal years indicated paid or awarded to each of our named executive officers (“NEO”), calculated in accordance with SEC rules and regulations. All per share amounts, amount of Common Stock outstanding, and other discussion of the Company’s Common Stock for all periods presented in this Executive Compensation section and elsewhere in this Proxy Statement reflect the Company’s one-for-10 reverse Common Stock split, which took effect on August 17, 2023.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)	All Other Compensation ($)(2)	Total ($)
M. Andrew Franklin Chief Executive Officer and President	2023	400,000	200,000	—	45,466	645,466
	2022	400,000	175,000	—	42,121	617,121
Crystal Plum Chief Financial Officer	2023	250,000	125,000	—	12,319	387,319
	2022	250,000	100,000	—	11,737	361,737

(1)
A portion of each of the salaries and bonuses for each of our NEOs in 2023 was allocated to the Company’s subsidiary, Cedar, according to the terms of that certain Cost Sharing Agreement entered into by and between the Company and Cedar in connection with their merger in August 2022. In particular, the salary and bonus allocations, respectively, for 2023 were as follows for each NEO: (a) Mr. Franklin - $159,000 and $70,000; and (b) Ms. Plum - $99,000 and $44,000.

(2)	The amounts report in this column for fiscal 2023 include the following:

Name	Company Matching 401(k) Contribution	Health Savings Account Contribution	Life Insurance Premiums	Gym Membership	Housing Allowance	Total ($)
M. Andrew Franklin	11,402	3,438	420	354	29,852	45,466
Crystal Plum	10,254	1,666	240	159	—	12,319
Outstanding Equity Awards at 2023 Fiscal Year-End

Name	Equity Incentive Plan Awards: Number of Unearned Shares that have not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that have not Vested(2) ($)
Crystal Plum	1,500	458

(1)
Represents shares of restricted Common Stock granted on August 13, 2021, vesting in three equal installments on each anniversary of the grant date, subject to both (i) continued employment, and (ii) the average closing price per share of the Company’s Common Stock over all trading days in any consecutive 20-business day period during the three-year period following the grant date being equal to at least $62.50

(2)	Based on the closing price per share of the Company’s Common Stock on December 29, 2023 ($0.3051), the last trading day of 2023.
Stock Plans
2015 Long-Term Incentive Plan
Pursuant to our 2015 Long-Term Incentive Plan, we may award incentives covering an aggregate of 12,500 shares of our Common Stock. As of February 29, 2024, we have issued 8,389 shares under the plan to employees, directors, and outside contractors for services provided.
2016 Long-Term Incentive Plan
Pursuant to our 2016 Long-Term Incentive Plan, we may award incentives covering an aggregate of 62,500 shares of our Common Stock. As of February 29, 2024, we have issued 49,729 shares under the plan to employees, directors, and outside contractors for services provided.

Employment Agreements with the Company’s Named Executive Officers
Generally
In February 2018, we entered into an employment agreement with M. Andrew Franklin, who was at that time our Chief Operating Officer. In October 2021, Mr. Franklin was appointed as our Chief Executive Officer and President. Mr. Franklin’s employment agreement continued in effect as described below. In August 2021, we entered into an employment agreement with Crystal Plum, our Chief Financial Officer, as further described below.
Employment Agreement of M. Andrew Franklin
General Terms. On February 14, 2018, the Company, on its own behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an employment agreement with M. Andrew Franklin (the “Franklin Employment Agreement”) for a period of three years beginning on February 14, 2018, and ending on February 13, 2021 (the “Initial Term”). At the end of the Initial Term, the Franklin Employment Agreement automatically renews for subsequent one-year terms on a year-over-year basis unless terminated pursuant to the terms of the Franklin Employment Agreement. Under the terms of the Franklin Employment Agreement, Mr. Franklin is entitled to the following compensation:
•	Base salary of $250,000 per annum (subsequently increased to $400,000 effective upon Mr. Franklin’s appointment as Chief Executive Officer and President); and
•
Reimbursement of reasonable and necessary business expenses, and eligibility to participate in any current or future bonus, incentive, and other compensation and benefit plans available to the Company’s executives.

Severance Terms. Under the Franklin Employment Agreement, if Mr. Franklin’s employment were terminated by the Company without “Cause” (as defined in the Franklin Employment Agreement), then Mr. Franklin would generally be entitled to severance pay of the greater of (i) salary continuation payments at Mr. Franklin’s current salary, less mandatory deductions, for six (6) months plus one (1) additional month for each full calendar quarter remaining in the then-current term of Mr. Franklin’s employment or (ii) salary continuation for a period equal to the remainder of the term of the Franklin Employment Agreement. Mr. Franklin would also be entitled to any annual bonuses that would have been earned based solely on his continued employment for the remainder of the term of the Franklin Employment Agreement. In addition, Mr. Franklin would be entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.
If Mr. Franklin terminated his employment with “Good Reason” (as defined in the Franklin Employment Agreement), Mr. Franklin would generally be entitled to current base salary, less mandatory deductions for twelve (12) months, plus any earned but unpaid bonus for the fiscal year prior to the year in which termination occurs. In addition, Mr. Franklin would be entitled to disability, accident, and health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Mr. Franklin was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Mr. Franklin.
If Mr. Franklin terminated his employment with Good Reason following a “Change in Control” (as defined in the Franklin Employment Agreement) or was terminated by the Company without Cause and such termination occurred within six (6) months of a Change in Control, Mr. Franklin would generally be entitled to a lump sum payment equal to 2.99 times Mr. Franklin’s annual base salary less mandatory deductions payable within ninety (90) calendar days of the termination (and, in the case of such a termination without Cause, a bonus amount based on any bonus determined by the Board of Directors and payable to other executives of the Company during the twelve (12) months after the Change in Control). In addition, Mr. Franklin would be entitled to health care coverage pursuant to COBRA at Mr. Franklin’s expense for up to eighteen (18) months.
Mr. Franklin would not be entitled to any severance benefits under the Franklin Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Franklin terminating his employment without Good Reason.
Death and Disability. In the event of a termination of employment on account of death, Mr. Franklin’s estate would be entitled to: (a) Mr. Franklin’s regular base salary (determined on the date of death) for a period of twelve (12) months following death; (b) the amount of any bonus remaining payable by the Company to Mr. Franklin for its fiscal year prior to death; and (c) any accrued and unpaid bonus determined by the Board of Directors for the year in which the death occurs prorated for the number of completed calendar months served prior to death.
In the event of a “Disability” (as defined in the Franklin Employment Agreement) by Mr. Franklin for one hundred twenty (120) consecutive days or longer at any point during his employment, then the Company would pay to Mr. Franklin his regular base salary for a twelve (12)-month period following the date on which the Disability first begins, net of any benefits received by Mr. Franklin under any disability policy obtained by the Company or Mr. Franklin, the premiums for which were paid by the Company. Mr. Franklin would also be entitled to any bonus remaining payable to Mr. Franklin for his fiscal year prior to the date the Disability began and any unpaid bonus for the fiscal year in which the disability occurred prorated for the number of completed calendar months served prior to the date of Disability.
Miscellaneous Provisions. The Franklin Employment Agreement provides for confidentiality and nondisclosure provisions, and also contains a non-solicitation of employees clause for a duration of eighteen (18) months following the last day of Mr. Franklin’s employment with the Company.
Employment Agreement of Crystal Plum
On August 13, 2021, the Company, on its own behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P., entered into an amended and restated employment agreement with Crystal Plum (the “Plum Employment Agreement”) for a three-year term. Under the terms of the Plum Employment Agreement, Ms. Plum is entitled to the following compensation:
•	Base salary of $250,000 per annum;
•
A grant of 20,000 shares of Common Stock (the “Initial Equity Award”), 5,000 of which were vested upon grant and 15,000 of which were subject to vesting conditions as described above under “Outstanding Equity Awards at 2021 Fiscal Year-End”; and

•
Reimbursement of reasonable and necessary business expenses, and eligibility to participate in any current or future bonus, incentive, and other compensation and benefit plans available to the Company’s executives.

Severance Terms. Under the Plum Employment Agreement, if Ms. Plum’s employment were terminated by the Company without “Cause” or by Ms. Plum for “Good Reason” (as those terms are defined in the Plum Employment Agreement), then, subject to execution of a release of claims, Ms. Plum would generally be entitled to (i) salary continuation payments at Ms. Plum’s current salary, less mandatory deductions, for twelve (12) months, (ii) health insurance for a twelve (12)-month period following termination substantially similar to those insurance benefits Ms. Plum was receiving immediately prior to the date of termination or the cash equivalent, offset by any comparable benefits actually received by Ms. Plum, and (iii) eligibility to vest in a prorated portion of the Initial Equity Award scheduled to vest on the next scheduled vesting date, subject to satisfaction of the applicable performance vesting condition. Ms. Plum would not be entitled to any severance benefits under the Plum Employment Agreement in the case of the Company terminating her employment for Cause or Ms. Plum terminating her employment without Good Reason.
Death and Disability. In the event of a termination of employment on account of death or “Disability” (as defined in the Plum Employment Agreement), then Ms. Plum (or her estate, as the case may be) would generally be entitled to any accrued but unpaid salary and employee benefits and the amount of any earned but unpaid bonus for any completed fiscal year of the Company prior to the termination.
Miscellaneous Provisions. The Plum Employment Agreement provides for a nondisclosure covenant, a non-solicit of employees, service providers, and customers that applies during Ms. Plum’s employment and for eighteen (18) months thereafter, a non-compete that applies during Ms. Plum’s employment and for twelve (12) months thereafter, and a customary non-disparagement covenant.
Potential Payments Upon Termination or Change in Control
See “Employment Agreements with the Company’s Named Executive Officers” above.

Pay Versus Performance Disclosure
The information below presents the relationship between the compensation of the Company’s NEOs and certain performance measures in accordance with Item 402(v) of SEC’s Regulation S-K.

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEO(1)	Average Compensation Actually Paid to Non-PEO NEO(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(3)	Net Income (Loss) (in thousands)
2023	$645,466	$645,466	$387,319	$366,837	$1.13	6,083
2022	$617,121	$617,121	$361,737	$353,577	$51.51	(8,470)
2021	$314,690(4)	$314,690	$282,263	$268,463	$71.59	(9,351)

(1)	Reflects only Ms. Plum because she was the only NEO other than the principal executive officer (“PEO”) during the applicable years.
(2)
Compensation Actually Paid (“CAP”) is the Summary Compensation Table total for the applicable officer as adjusted pursuant to SEC rules in respect of equity compensation, which is applicable to Ms. Plum only. Ms. Plum’s Average Summary Compensation Table total was reduced by the decrease in value of $8,160 and $20,483 of her unvested shares during 2022 and 2023, respectively. Her 2021 Average Summary Compensation Table total was adjusted by (i) reducing it by the amount, ($57,200), attributable to Stock Awards and (ii) increasing it by the grant date value, $14,300, of shares that vested during that year and the 2021 year-end value, $29,100, of her unvested shares. Accordingly, “compensation actually paid” does not necessarily represent the actual amount of compensation earned by or paid to the NEOs during the applicable year.

(3)
Total Shareholder Return is calculated assuming a $100 investment in the Company on December 31, 2020, calculated through the end of each of 2021, 2022 or 2023, as applicable, based on the Company’s share price.

(4)
In July 2021, Daniel Khoshaba resigned as PEO of the Company for personal reasons. Mr. Franklin was appointed as Interim Chief Executive Officer in July 2021 and Chief Executive Officer and President in October 2021. Because Mr. Khoshaba did not receive any compensation from the Company in 2021 in respect of such service, this amount reflects only Mr. Franklin as our PEO.

Relationship to Compensation Actually Paid
The following charts show the relationship of the CAP to Mr. Franklin (PEO) and the average CAP to Ms. Plum (Non-PEO NEO) to, respectively, net income of the Company and total shareholder return:

MISCELLANEOUS
Security Ownership of Certain Beneficial Owners and Management
The following tables set forth certain information regarding the beneficial ownership of shares of our Common Stock as of February 12, 2024, unless otherwise indicated, for (1) each of our directors, director nominees and our NEOs, (2) all of our directors, director nominees and all of our NEOs as a group, and (3) each person known by us to be the beneficial owner of 5% or more of our outstanding Common Stock. Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.
Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.
Directors, Nominees and Named Executive Officers
	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Directors
E.J. Borrack	—	—
Kerry G. Campbell	839,499(2)	1.2%
Stefani D. Carter	180	*
Saverio M. Flemma	—	—
Megan Parisi	—	—
Dennis Pollack	—	—
Joseph D. Stilwell	34,097,711(3)	49.9%
Director Nominees
Robert G. Brady	—	—
Named Executive Officers
M. Andrew Franklin	224,879(4)	*
Crystal Plum	2,202(5)	*
All directors, nominees and named executive officers as a group (9 persons)	35,164,471	51.4%

*	Less than 1.0%
(1)	Based upon 68,023,718 shares of Common Stock outstanding on February 12, 2024. In addition, amounts assume that all convertible securities held by each stockholder are converted into Common Stock.
(2)
Includes (i) 839,360 shares of Common Stock issuable upon conversion of 7.00% Subordinated Convertible Notes due 2031 (the “Notes”), and (iii) 948 shares of Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”) convertible into 139 shares of Common Stock.

(3)
As of February 12, 2024 and includes (i) 33,912,371 shares of Common Stock, (ii) 51,067 shares of Common Stock issuable upon conversion of 817,085 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”), (iii) 6,123 shares of Common Stock issuable upon conversion of 41,546 shares of Series D Preferred Stock, and (iv) 128,150 shares of Common Stock issuable upon conversion of the Notes, after giving effect to certain ownership limits agreed to among the Company and Stilwell Activist Investments, L.P., Stilwell Activist Fund, L.P., Stilwell Value Partners VII, L.P., and Stilwell Associates, L.P. (collectively, the “Stilwell Investors”) in a letter agreement (the “Letter Agreement”) disclosed by the Company in a Current Report on Form 8-K filed with the SEC on December 6, 2023. Under the Letter Agreement, each Stilwell Investor agreed that it will not exercise its right to convert the Notes into shares of Common Stock to the extent that such conversion would result in such Stilwell Investor, whether on its own or as part of a “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becoming the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of common equity of the Company representing 50% or more of the total voting power of all outstanding shares of common equity of the Company that is entitled to vote generally in the election of directors. Does not include 210,642,279 shares of Common Stock issuable upon conversion of such Notes that would exceed such limits. Mr. Stilwell is the managing member and owner of Stilwell Value LLC (“Stilwell Value”), which is the general partner of each of the Stilwell Investors.

(4)
Includes (i) 435 shares of Common Stock, (ii) Notes convertible into 224,318 shares of Common Stock, (iii) 344 shares of Series D Preferred Stock convertible into 50 shares of Common Stock, and (iv) 1,223 shares of Series B Preferred Stock convertible into 76 shares of Common Stock.

(5)
Includes 1,500 shares of restricted stock granted by the Company on August 13, 2021 that are subject to vesting in three equal installments on each anniversary of the grant date (each, a “Vesting Date”), subject to both (1) Ms. Plum’s continued employment through the applicable Vesting Date, and (2) the average closing price per share of the Company’s Common Stock over all trading days in any consecutive 20-business day period during the three-year period following the grant date (the “Performance Period”) being equal to or greater than $62.50 (the “Price Target”). In the event of certain terminations of employment, Ms. Plum is eligible for pro-rated vesting, provided the Price Target is achieved during the Performance Period.

5% + Beneficial Owners
	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Magnetar Financial LLC(1)	40,164,906	37.1%
603 Orrington Avenue, 13th Floor Evanston, IL 60201

(1)
Based upon (a) 68,023,718 shares of Common Stock outstanding on February 12, 2024, and (b) our records and information derived from filings with the SEC. Magnetar Financial LLC (“Magnetar”) possesses shared voting power and shared investment power over (i) Common Stock Purchase Warrants that are exercisable for 99,855 shares of Common Stock, (ii) Notes convertible into 40,042,298 shares of Common Stock, (iii) 218,512 shares of Series B Preferred Stock convertible into 13,657 shares of Common Stock and (iv) 61,713 shares of Series D Preferred Stock convertible into 9,096 shares of Common Stock. This percentage includes the shares reported by Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman. Magnetar Capital Partners LP is the sole member and parent holding company of Magnetar. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The Manager of Supernova Management LLC is Mr. Snyderman.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2023 regarding our compensation plans and the Common Stock we may issue under the plan.
Equity Compensation Plan Information Table

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(1)	1,500(2)	—	15,381
Equity compensation plans not approved by stockholders	—	—	—
Total	1,500	—	15,381

(1)
Includes our 2015 and 2016 Long-Term Incentive Plans, which authorized a maximum of 12,500 and 62,500 shares, respectively, of our Common Stock for issuance. Awards are granted by the Compensation Committee.

(2)
Includes 1,500 performance awards assuming maximum payout (as a result, this aggregate reported number may overstate actual dilution). Performance awards are not taken into account in the weighted-average exercise price as such awards have no exercise price.

Certain Relationships and Related Transactions
Related Party Transaction Policies
Our Code of Conduct provides that a conflict of interest may occur when a director or an employee has an ownership or financial interest in another business organization that is doing business with the Company and characterizes these transactions between the Company and the other organization as “related person transactions.” Under our Code of Conduct, Ms. Plum, in her capacity as our “Code of Conduct Compliance Officer,” must be made aware of the details of any related person transaction so that she can make a judgment as to the appropriateness of the transaction and refer it for approval to our RPT Committee. The RPT Committee reviews and approves any related person transaction.
Related Party Transactions
Management and Cost Sharing Agreements with Cedar
The Company performs property management and leasing services for Cedar, a subsidiary of the Company, pursuant to the Wheeler Real Estate Company Management Agreement. During the years ended December 31, 2023 and 2022, Cedar paid the Company approximately $2.1 million and $1.0 million, respectively, for these services.

Wheeler REIT, L.P. and Cedar’s operating partnership, Cedar Realty Trust Partnership, L.P., are party to a cost sharing and reimbursement agreement, pursuant to which the parties agreed to share costs and expenses associated with certain employees, certain facilities and property, and certain arrangements with third parties (the “Cost Sharing Agreement”). Related party amounts due to the Company from Cedar as of December 31, 2023 and 2022 under the Cost Sharing Agreement were approximately $8.1 million and $7.3 million, respectively.
Investment in Stilwell Activist Investments, L.P.
On June 1, 2023, the Company subscribed for an investment in the amount of $3.0 million for limited partnership interests in Stilwell Activist Investments, L.P., a Delaware limited partnership (“SAI”). On September 1, 2023, and November 30, 2023, the Company subscribed for additional investments each in the amount of $3.5 million for limited partnership interests in SAI. The investment objective of SAI is to seek long-term capital appreciation through investing primarily in publicly-traded undervalued financial institutions or businesses with a strong financial component, or the securities of any of them, and pursuing an activist shareholder agenda with respect to those institutions.
Stilwell Value is the general partner of SAI. Joseph Stilwell, a member of the Company's Board, is the managing member of Stilwell Value and a limited partner in certain funds advised by Stilwell Value. Additionally, E.J. Borrack, a member of the Company’s and Cedar’s Boards, serves as the General Counsel to Stilwell Value and its affiliated entities, including SAI and related funds, and is a limited partner in one of the funds advised by Stilwell Value. Megan Parisi, a member of the Company’s Board, serves as the Director of Communications to Stilwell Value and its affiliated entities, including SAI and related funds, is a non-managing member of Stilwell Value and is a limited partner in one of the funds advised by Stilwell Value.
The Company’s initial subscription was approved by the disinterested directors of the Company, and, after the formation of the RPT Committee, the additional subscriptions were approved by that Committee.
A portion of SAI’s underlying investments are in the Company’s own equity and debt securities. The Company may not withdraw its capital from SAI for a period of one year measured from the date of the Company’s initial investment, subject to certain exceptions.
In consideration for management, administrative and operational services, limited partners of SAI pay a management fee to an affiliate of Stilwell Value each calendar quarter, in advance, equal to 0.25% (an annualized rate of 1%) of each limited partner’s capital account balance on the first day of such calendar quarter. In addition, as of the last day of each specified performance period, an incentive allocation of 20% of the amount by which the “positive performance change,” if any, that has been credited to the capital account of a limited partner during such period exceeds any positive balance in such limited partner’s “carryforward account,” is debited from the limited partner’s capital account and is simultaneously credited to the capital account of Stilwell Value.
As of December 31, 2023, the fair value of the Company’s SAI investment was $10.7 million, which includes $10.0 million from subscriptions and $0.2 million in fees. Unrealized gains on investment securities, net of fees were $0.7 million for the year ended December 31, 2023.
Excepted Holder Limits
On December 4, 2023, the Board of Directors, under the terms of the Charter, created a Capital Stock Excepted Holder Limit of 55% and a Common Stock Excepted Holder Limit of 86% for each of the Stilwell Investors. Joseph Stilwell, a member of our Board of Directors, is the managing member and owner of Stilwell Value, which is the general partner of each of the Stilwell Investors.
On December 5, 2023, the Company entered into an Excepted Holder Agreement with the Stilwell Investors with respect to such limits. The Capital Stock Excepted Holder Limit provides that the Stilwell Investors are exempted from the Charter’s aggregate stock ownership limit of not more than 9.8% in value of the aggregate of the outstanding shares of all classes of the Company’s capital stock (as calculated under the definitions of “Aggregate Stock Ownership Limit” and “Beneficial Ownership” in the Charter) and are instead subject to the percentage limit established by the Board of Directors. The Common Stock Excepted Holder Limit provides that the Stilwell Investors are exempted from the Charter’s common stock ownership limit of not more than 9.8% in value of the aggregate of the outstanding shares of the Company’s Common Stock (as calculated under the definitions of

“Common Stock Ownership Limit” and “Beneficial Ownership” in the Charter) and is instead subject to the percentage limit established by the Board of Directors. The Capital Stock Excepted Holder Limit and Common Stock Excepted Holder Limit will automatically terminate upon reduction of the Stilwell Investors’ capital stock and Common Stock ownership below 9.8%, respectively.
In consideration of the grant of these Excepted Holder Limits, the Stilwell Investors concurrently entered into the Letter Agreement with the Company whereby each Stilwell Investor agreed that it will not exercise its right to convert the Notes into shares of Common Stock to the extent that such conversion would result in such Stilwell Investor, whether on its own or as part of a “group” within the meaning of Section 13(d) of the Exchange Act, becoming the direct or indirect “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of common equity of the Company representing 50% or more of the total voting power of all outstanding shares of common equity of the Company that is entitled to vote generally in the election of directors.
Following the transfer of Common Stock to the Stilwell Investors in consideration of the February 2024 Series D Preferred Stock redemptions made by the Stilwell Investors, the Stilwell Investors would have beneficially owned or constructively owned an amount of capital stock in excess of the Prior Excepted Holder Limits. On February 5, 2024, the Board of Directors agreed to increase the Excepted Holder Limits to permit this additional ownership and, accordingly, the Company entered into an amendment to the Excepted Holder Agreement with the Stilwell Investors under which the Company increased the Capital Stock Excepted Holder Limit granted to Stilwell Investors under the Excepted Holder Agreement to 60% and the Common Stock Excepted Holder Limit to 90%.

REPORT OF THE AUDIT COMMITTEE
The primary responsibility of the Audit Committee is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements and the independence of its external auditors. The Company believes that each of the members of the Audit Committee is “independent” and that Mr. Campbell qualifies as an “audit committee financial expert” in accordance with applicable Nasdaq Stock Market listing standards.
In carrying out its responsibility, the Audit Committee undertakes to:
•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company;
•
Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors;

•
Review with the independent auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company. The Audit Committee elicits recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. The Audit Committee emphasizes the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper;

•	Review the internal accounting function of the Company, the proposed audit plans for the coming year and the coordination of such plans with the Company’s independent auditors;
•
Review the financial statements contained in the Annual Report on Form 10-K to stockholders and in the quarterly reviewed condensed financial statements included in the Quarterly Reports on Form 10-Q with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and contents of the financial statements to be presented to the stockholders;

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit;

•	Review accounting and financial staffing and organizational reporting lines;
•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors; and
•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if, in its judgment, that is appropriate.
The Audit Committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.
The Audit Committee operates under a written charter adopted by the Board of Directors. The Committee’s responsibilities are set forth in this charter which is available on our website at www.whlr.us.
The Audit Committee assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, and the performance of the Company’s independent auditors. The Audit Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met five times during 2023. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include private sessions with the Company’s independent auditors without the presence of the Company’s management, as well as executive sessions consisting of only Audit Committee members. The Audit Committee also meets with senior management from time to time.
Management has the primary responsibility for the Company’s financial reporting process, including its system of internal control over financial reporting and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with generally accepted accounting principles in the United States of America. The Audit Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the opinion of the independent registered public accountants included in their report on the Audit Committee’s financial statements.
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accountants all annual and quarterly financial statements prior to their issuance. Management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussions with the independent accountants of the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as modified and superseded (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices.
The Audit Committee also discussed with Cherry Bekaert LLP matters relating to its independence, including a review of audit and non-audit fees, and written disclosures from Cherry Bekaert LLP to the Company pursuant to PCAOB Rule 3526. The Audit Committee also considered whether non-audit services, provided by the independent accountants are compatible with the independent accountants’ independence. The Company also received regular updates on the amounts of fees and scope of audit, audit-related and tax services provided.
In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal controls, reviewed staffing levels and steps taken to implement recommended improvements in any internal procedures and controls.
Based on the Audit Committee’s discussion with management and the independent accountants and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Board of Directors, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.
The Audit Committee and the Board of Directors have also selected Cherry Bekaert LLP as the Company’s independent registered public accountants and auditors for the fiscal year ending December 31, 2024.
This report has been furnished by the members of the Audit Committee.

AUDIT COMMITTEE

Kerry G. Campbell (Chair)	Dennis Pollack	Saverio M. Flemma
Pre-Approval Policies and Procedures for Audit and Non-Audit Services
Under SOX and the rules of the SEC, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the SOX and the SEC rules for the Audit Committee role in retaining the independent registered public accounting firm is two-fold. First, the authority and responsibility for the appointment, compensation and oversight of the auditors should be with directors who are independent of management. Second, any non-audit work performed by the auditors should be reviewed and approved by these same independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of SOX, the SEC issued rules specifying the types of services that an independent auditor may not provide to its audit client, and governing the Audit Committee’s administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence. Accordingly, the Audit Committee has adopted a written pre-approval policy of audit and non-audit services (the “Policy”). Consistent with the SEC rules establishing two different approaches to approving non-prohibited services, the policy of the Audit Committee covers pre-approval of audit services, audit-related services, international administration tax services, non-U.S. income tax compliance services, pension and benefit plan consulting and compliance services, and U.S. tax compliance and planning. At the beginning of each fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor’s independence from management. Typically, in addition to the generally pre-approved services, other services would include due diligence for an acquisition that may or may not have been known at the beginning of the year. The Audit Committee has also delegated to any member of the Audit Committee designated by the Board of Directors or the financial expert member of the Audit Committee responsibilities to pre-approve services to be performed by the independent auditor not exceeding $25,000 in value or cost per engagement of audit and non-audit services, and such authority may only be exercised when the Audit Committee is not in session.
2023 Fiscal Year Audit Firm Fee Summary
The following table summarizes fees paid to our independent registered public accounting firm for the years ended December 31, 2023 and 2022:

Types of Fee	2023	2022
	(in thousands)
Audit Fees(1)	$350	$295
Audit-Related Fees(2)	63	70
Tax Fees(3)	10	8
All Other Fees		—
Total	$423	$373

(1)	Audit fees included annual audits and quarterly reviews.
(2)
Audit-related fees are for services related to (a) the Company’s exchange offer and registration statement on Form S-11 in 2023, and (b) the Company’s exchange offer and the Company’s pro forma financials for the Cedar acquisition in 2022.

(3)	Tax fees related primarily to tax advisory services related to REIT status, including cost segregation studies.
Audit Committee Pre-Approval Policies
Before Cherry Bekaert LLP was engaged by the Company to render audit or non-audit services, the engagement was pre-approved by the Company’s Audit Committee. In addition, the Audit Committee has considered those services provided by Cherry Bekaert LLP and has determined that such services are compatible with maintaining the independence of Cherry Bekaert LLP. The Audit Committee approved all of the fees of Cherry Bekaert LLP described above.

PROPOSAL 1

ELECTION OF DIRECTORS
Seven directors are to be elected at the Annual Meeting, to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified or until any such director’s earlier resignation, retirement or other termination of service. All of the nominees for director, except for Robert Brady, are currently serving as directors of the Company.
Each of the nominees has consented to being named in this Proxy Statement as a nominee and has agreed to serve as a director if elected. The persons named on the proxy card will vote for all of the nominees for director listed unless you withhold authority to vote for one or more of the nominees. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected as directors. Neither a “WITHHOLD” vote nor a broker non-vote, if any, will be treated as a vote for or against any particular nominee, and neither will affect the outcome of the election of directors. Cumulative voting for the election of directors is not permitted. If any director refuses or is unable to stand for re-election, then the Board of Directors will designate a substitute. If a substitute nominee is named, the persons named on the proxy card will vote for the election of the substitute director. Proxies cannot be voted for a greater number of nominees than those named herein.
The nominees for directors are listed below, together with their ages, terms of service, all positions and offices with the Company, other principal occupations, business experience and directorships with other companies during the last five years or more.
Nominees for Election
E.J. Borrack
Independent Director
Age — 59
Director since 2020
E.J. Borrack has served as a member of the Board of Directors since June 2020. Ms. Borrack serves as the Chair of the Litigation Committee and as a member of the Compensation Committee. Ms. Borrack also serves on the Board of Directors of Cedar.
Since 2013, she has been the General Counsel of The Stilwell Group, a group of private investment partnerships with a focus on activist investing in finance-related, small-cap companies. Previously, she was the Chief Compliance Officer of two SEC registered investment advisers. She was also the General Counsel of Wealthfront during that company’s start-up phase. Prior to that, Ms. Borrack worked on complex commercial litigation matters as an associate at law firms in New York City and Philadelphia.
Ms. Borrack graduated from the University of Pennsylvania Law School and has a B.A. in English from the University of Pennsylvania.
Ms. Borrack has been chosen as a director based on her breadth of experience working on issues involving complex commercial litigation, regulatory compliance, securities regulation, and corporate governance.
Robert G. Brady
Independent Director
Age — 63
Nominated by Board for Election at Annual Meeting
Robert Brady was nominated for election to the Board at the Annual Meeting. Mr. Brady has over 30 years’ experience in the financial sector, having served in various roles with banks and other financial institutions. He currently serves as Senior Vice President, Underwriting with First Pacific Bancorp, a growth-oriented bank, since 2022. Prior to that, Mr. Brady served as Senior Vice President, Credit Administrator and in other roles at United Business Bank from 2012 to 2022.
Mr. Brady received a B.A. in Economics from Brigham Young University and an M.B.A. from Columbia University with a concentration in Accounting.
Mr. Brady has been chosen as a director based on his extensive financial, accounting, and investment experience.

Kerry G. Campbell
Independent Director
Age — 58
Director since 2019
Kerry G. Campbell was elected to the Board of Directors in December 2019. Mr. Campbell serves as the Chair of each of the Asset Liability Committee and the Audit Committee, and as a member of the RPT Committee. Mr. Campbell also serves as Chairman of the Board of Directors of Cedar Realty.
Mr. Campbell is the principal of a financial litigation and investment management consulting firm, Kerry Campbell LLC, where since February 2014, he has served as a financial expert witness to law firms in arbitrations and litigations and provided consulting services to financial institutions and investors. His firm has been retained by institutional investors, high net worth investors and large global diversified financial institutions.
Mr. Campbell received an M.B.A in Finance from the University of Chicago Booth Graduate School of Business and a Bachelor of Science in Finance summa cum laude from Fordham University Gabelli School of Business. Mr. Campbell is an Approved FINRA Dispute Resolution Arbitrator, a Chartered Financial Analyst®, a CERTIFIED FINANCIAL PLANNER™, an Accredited Investment Fiduciary Analyst™ and a Securities Experts Roundtable Member.
Mr. Campbell has been chosen as a director based on his 30 plus years of extensive and diverse financial industry experience, together with his experience as a financial expert witness on behalf of defendants and plaintiffs in arbitrations and litigations.
Stefani D. Carter
Independent Director — Chair
Age — 46
Director since 2019
Stefani D. Carter has served as a member of the Board of Directors since December 2019. Ms. Carter serves as Chair of each of the Board of Directors and the RPT Committee, and as a member each of the Nominating Committee and the Executive Committee. Ms. Carter has been a practicing attorney since 2005, specializing in civil litigation, contractual disputes and providing general counsel and advice to small businesses and individuals. Ms. Carter currently serves as President of Dallas HERO, Inc., an entity that advocates for changes to the city charter. She also serves as the principal of two entities, Stefani Carter & Associates, LLC, a consulting and legal services firm, and Stable Realty, LLC, a real estate investments firm. From 2020 to 2023, Ms. Carter served as a litigation shareholder at Ferguson Braswell Fraser Kubasta PC (“FBFK”), a full-service law firm. Prior to FBFK, Ms. Carter served as senior counsel at the law firm of Estes Thorne & Carr PLLC for three years. In addition, Ms. Carter served as an elected representative of House District 102 in the Texas House of Representatives between 2011 and 2015. Between 2005 and 2011, Ms. Carter was employed as an associate in various law firms, including Vinson & Elkins, and served as a criminal prosecutor.
Ms. Carter currently serves as the Lead Director, the Chair of the Nominating and Corporate Governance Committee, and as a Member of the Related Party Transactions Committee of Braemar Hotels & Resorts, Inc. (NYSE: BHR), a lodging real estate investment trust. Since 2021, Ms. Carter has also served as an Independent Director of Axos Bank and of its holding company Axos Financial, Inc. (NYSE: AX), for which she is currently a Member of the Compensation and the Asset and Liability Committees and Chair of the Nominating and Corporate Governance Committee.
Ms. Carter has a Juris Doctor from Harvard Law School, a Masters in Public Policy from Harvard University’s John F. Kennedy School of Government, and a Bachelor of Arts in Government as well as a Bachelor of Journalism in News/Public Affairs from the University of Texas at Austin.
Ms. Carter brings her extensive legal, commercial real estate, corporate governance, and public board experience to the Board. In addition, Ms. Carter brings her experience with and knowledge of the Company and its operations gained as a director of the Company since December 2019 to her role as a director of the Company.

Megan Parisi
Independent Director
Age — 43
Director since 2022
Megan Parisi has served as a member of the Board of Directors since November 2022. Ms. Parisi serves as a member of the Nominating Committee. Since 2010, she has been the Director of Communications of The Stilwell Group, a group of private investment partnerships with a focus on activist investing in finance-related, small-cap companies. Ms. Parisi is a graduate of Cornell University, where she obtained her B.S. degree.
Ms. Parisi has been chosen as a director based on her extensive experience with shareholder communications and corporate governance.
Dennis Pollack
Independent Director
Age — 73
Director since 2023
Dennis Pollack was elected to the Board of Directors in September 2023. Mr. Pollack serves as a member of the Audit Committee. Mr. Pollack has extensive experience in the financial services sector, having recently served as President, Chief Executive Officer, and Member of the Board of Directors at Prudential Bank from 2016 to 2022. Mr. Pollack has been a Board Member at several banking institutions, including Connecticut Bank of Commerce, The Savings Bank of Rockland County, Wayne Savings Bank, TF Financial, and Savings Institute Bank & Trust Company. He currently serves on the Board of Directors at Provident Bancorp and is a member of its Risk Committee and Compensation Committee. Previously, Mr. Pollack was President of Sony Medical Electronics Company, a Division of Sony Corporation of America and Chairman of the Board of Directors at Presilient Worldwide, an information technology company based in Colorado. He has served as a Board Member of several not-for-profit companies, including The Salvation Army and United Way, Rockland County Chapters.
Mr. Pollack received an M.B.A in Money and Financial Markets from Columbia University and a Bachelor of Science in Economics from Seton Hall University. He also has a Diploma in Bank Lending from New York University. Mr. Pollack has authored and/or co-authored several articles on the state of banking which appeared in such publications as Bottomline Magazine and The Bankers Magazine.
Mr. Pollack has been chosen as a director because he brings decades of experience in the C-suite and on a multitude of boards of financial institutions.
Joseph D. Stilwell
Independent Director
Age — 62
Director since 2019
Joseph D. Stilwell was elected to the Board of Directors in December 2019. Mr. Stilwell serves as the Chair of each of the Compensation Committee and the Nominating Committee and as a member of the Executive Committee. Mr. Stilwell is the owner and managing member of Stilwell Value, the general partner of a group of private investment partnerships known as The Stilwell Group.
Since April 2009, Mr. Stilwell has also served on the board of directors of Kingsway Financial Services Inc., a financial services company. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007.
Mr. Stilwell graduated from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics in 1983.
Mr. Stilwell has been chosen as a director based on his extensive experience and knowledge in capital allocation and maximizing stockholder value. Through the securities of the Company held by The Stilwell Group’s private investment partnerships, Mr. Stilwell holds a substantial position in Wheeler Real Estate Investment Trust, Inc.

Involvement in Certain Legal Proceedings
In March of 2015, Mr. Stilwell and Stilwell Value consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Stilwell Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, 1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Stilwell Value or any other SEC-regulated investment business and paid a civil fee of $100,000; and 2) Stilwell Value paid a civil fee of $250,000 and repaid certain management fees. All of the obligations set forth in the Order were fully satisfied.
Vote Required
A plurality of all the votes cast on this matter at a meeting at which a quorum is present is required for the election of a director. For purposes of this vote, neither “WITHHOLD” votes nor broker non-votes, if any, will have any impact on the outcome of the vote on this proposal.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the 2024 fiscal year end to conduct quarterly reviews through March 31, 2025. Cherry Bekaert LLP has served as the Company’s independent public accounting firm for each of the fiscal years ended December 31, 2011 through December 31, 2023.
The Company’s Bylaws do not require that stockholders ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm, but the Audit Committee values the opinions of our stockholders and will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year. Because the vote on this proposal is advisory, the Audit Committee will not be bound by the outcome of the vote. Thus, regardless of whether the selection is ratified, the Audit Committee, in its sole discretion, may retain Cherry Bekaert LLP or may change the appointment at any time during the year.
Vote Required
The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. For purposes of this vote, abstentions, if any, will have no impact on the outcome of the vote on this proposal.
A representative of Cherry Bekaert LLP will attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from the stockholders.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL 3

ADVISORY “SAY-ON-PAY” VOTE TO APPROVE EXECUTIVE COMPENSATION
We are asking for stockholder approval, on an advisory, non-binding basis, of the compensation of our NEOs, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement.
In a non-binding, advisory vote on the frequency of the Say-on-Pay vote held at our 2018 Annual Meeting of Stockholders, stockholders voted in favor of holding Say-on-Pay votes annually. In light of this result and other factors considered by the Board of Directors, the Board of Directors determined that the Company will hold advisory Say-on-Pay votes on an annual basis until the next required advisory vote on such frequency, which shall be in 2024 at this Annual Meeting.
At the Annual Meeting, we will ask our stockholders to vote FOR the adoption of the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, the Summary Compensation Table and the other related tables and disclosure.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. We value the opinions of our stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in the Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required
The affirmative vote of a majority of the votes cast on this matter at a meeting at which a quorum is present is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote on this proposal.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under Section 14A of the Exchange Act, we are also asking our stockholders to vote on a proposal, commonly known as a “say-on-pay frequency” proposal, which gives our stockholders the opportunity to indicate how often they believe we should conduct future advisory votes on executive compensation, or “say-on-pay” votes. Stockholders may indicate whether they prefer that we hold a “say-on-pay” vote every one year, every two years or every three years, or they may abstain from this vote. We are required to seek an advisory stockholder vote on the frequency of future “say-on-pay” votes at least once every six years, although we may seek stockholder input more frequently. As this is an advisory vote, the result will not be binding on the Company, the Compensation Committee or our Board of Directors; however, we value the opinion of our stockholders and welcome communication regarding our executive compensation structure and policies.
We are obligated to provide this “say-on-pay-frequency” vote at least once every six years. At our 2018 Annual Meeting, our stockholders voted in favor of holding a say-on-pay vote every year, and since that time we have included a “say-on-pay” vote in our proxy statement each year.
After considering each option for the frequency on advisory “say-on-pay” votes, the Board of Directors has determined that conducting an advisory “say-on-pay” vote every three years is most appropriate for the Company. This frequency will continue to enable stockholders to express their views on our executive compensation program in a timely manner, based on the most recent information presented in our proxy statement. An advisory vote on executive compensation every three years helps ensure ongoing stockholder communication with our Compensation Committee and our Board of Directors on executive compensation and corporate governance matters.
Please mark on the proxy card your preferred frequency by choosing the option of every year, two years or three years or mark “abstain” when you indicate your preference in response to the resolution set forth below.
“RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, every year, every two years, or every three years.”
Vote Required
The option of one year, two years or three years that receives a majority of the votes cast on this matter at a meeting at which a quorum is present will be the frequency selected by our stockholders. If none of the options receive a majority of the votes cast, the Company will consider the option that receives the most votes as the option selected by the stockholders. For purposes of this vote, abstentions and broker non-votes, if any, will have no impact on the outcome of the vote on this proposal.
Board of Directors Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“THREE YEARS” ON THE ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

PROPOSAL 5

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-24, AND AT ANY TIME FROM MAY 7, 2024 THROUGH MAY 31, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 5 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-24, and at any time from May 7, 2024 through May 31, 2024, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 5 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on The Nasdaq Capital Market (“Nasdaq”) by regaining compliance with Nasdaq’s Bid Price Rule;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between May 7, 2024 through May 31, 2024.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 5. If Proposal 5 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market by regaining compliance with Nasdaq’s Bid Price Rule. The Company’s Common Stock is at risk of being delisted from Nasdaq because it is not currently in compliance with Nasdaq’s Bid Price Rule. Accordingly, the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split in order to regain compliance with Nasdaq’s Bid Price Rule and maintain the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s “Bid Price Rule.”
On June 26, 2023, the listing qualifications staff (the “Staff”) of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.

In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on August 17, 2023. The Board of Directors was able to do this without stockholder approval because under Maryland General Corporation Law (the “MGCL”) (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a per share value equal to a volume-weighted average of the closing sales price per share of Common Stock for the ten consecutive trading days immediately preceding, but not including, the holder redemption date, as reported on Nasdaq (a “10-day VWAP”).
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that, based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.

If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.
If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq hearings panel (“Hearings Panel”) within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department, stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a panel decision (the “Panel Decision”) that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
The Board of Directors deems it advisable for it to have the authority to effect a reverse stock split by May 31, 2024 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule and avoiding the risk that on June 4, 2024 Nasdaq may not grant the Company a second 180 calendar day compliance period.
Because the Company is not currently in compliance with Nasdaq’s Bid Price Rule, any reverse stock split that the Board of Directors may effect is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Because the Company is not currently in compliance with the Bid Price Rule and had effected a one-for-10 reverse stock split of its Common Stock on August 17, 2023, this means that the Board of Directors cannot (while the Company is not in compliance) effect a reverse stock split of greater than one-for-24.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.
Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 5, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price increasing to above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 24 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date.” As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 5 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.
We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.
Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 5 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 5.
For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 5 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 5 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 5.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 5

PROPOSAL 6

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM JUNE 1, 2024 THROUGH JULY 31, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 6 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from June 1, 2024 through July 31, 2024, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 6 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on Nasdaq;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between June 1, 2024 through July 31, 2024.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 6. If Proposal 6 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the SDAT. The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market. The Company’s Common Stock could be at risk of being delisted from Nasdaq and the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split if it believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s Bid Price Rule.
On June 26, 2023, the Staff of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.
In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on August 17, 2023. The Board of Directors was able to do this without stockholder approval because under the MGCL (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a 10-day VWAP.
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.
If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.

If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq Hearings Panel within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a Panel Decision that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
If, during June and July 2024, the Company is not in compliance with Nasdaq’s Bid Price Rule, then the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split at any point during the period from June 1, 2024 through July 31, 2024 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule. Any reverse stock split that the Board of Directors may effect while the Company is not in compliance with Nasdaq’s Bid Price Rule is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Accordingly, while the Company is non-compliant, the split ratio will be subject to this rule.
However, if during June and July 2024, the Company is in compliance with Nasdaq’s Bid Price Rule, then this cumulative ratio rule would not apply and the Board of Directors could, with the approval of this proposal by stockholders, effect a split ratio between one-for-two and one-for-100 if the Board of Directors believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 6, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price remaining above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 6 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.

Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 6 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 6.
For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 6 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 6 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 6.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 6

PROPOSAL 7

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM AUGUST 1, 2024 THROUGH SEPTEMBER 30, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 7 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from August 1, 2024 through September 30, 2024, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 7 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on Nasdaq;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between August 1, 2024 through September 30, 2024.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 7. If Proposal 7 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the SDAT. The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market. The Company’s Common Stock could be at risk of being delisted from Nasdaq and the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split if it believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s Bid Price Rule.
On June 26, 2023, the Staff of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.
In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on August 17, 2023. The Board of Directors was able to do this without stockholder approval because under the MGCL (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a 10-day VWAP.
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.
If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.

If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq Hearings Panel within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a Panel Decision that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
If, during August and September 2024, the Company is not in compliance with Nasdaq’s Bid Price Rule, then the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split at any point during the period from August 1, 2024 through September 30, 2024 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule. Any reverse stock split that the Board of Directors may effect while the Company is not in compliance with Nasdaq’s Bid Price Rule is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Accordingly, while the Company is non-compliant, the split ratio will be subject to this rule.
However, if during August and September 2024 the Company is in compliance with Nasdaq’s Bid Price Rule, then this cumulative ratio rule would not apply and the Board of Directors could, with the approval of this proposal by stockholders, effect a split ratio between one-for-two and one-for-100 if the Board of Directors believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 7, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price remaining above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 7 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.
Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 7 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 7.
For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 7 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 7 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 7.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 7

PROPOSAL 8

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM OCTOBER 1, 2024 THROUGH NOVEMBER 30, 2024, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 8 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from October 1, 2024 through November 30, 2024, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 8 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on Nasdaq;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between October 1, 2024 through November 30, 2024.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 8. If Proposal 8 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the SDAT. The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market. The Company’s Common Stock could be at risk of being delisted from Nasdaq and the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split if it believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s Bid Price Rule.
On June 26, 2023, the Staff of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.
In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on August 17, 2023. The Board of Directors was able to do this without stockholder approval because under the MGCL (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a 10-day VWAP.
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.
If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.

If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq Hearings Panel within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a Panel Decision that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
If, during October and November 2024, the Company is not in compliance with Nasdaq’s Bid Price Rule, then the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split at any point during the period from October 1, 2024 through November 30, 2024 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule. Any reverse stock split that the Board of Directors may effect while the Company is not in compliance with Nasdaq’s Bid Price Rule is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Accordingly, while the Company is non-compliant, the split ratio will be subject to this rule.
However, if during October and November 2024 the Company is in compliance with Nasdaq’s Bid Price Rule, then this cumulative ratio rule would not apply and the Board of Directors could, with the approval of this proposal by stockholders, effect a split ratio between one-for-two and one-for-100 if the Board of Directors believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 8, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price remaining above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 8 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.

We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.
Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 8 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 8.
For purposes of this vote, an abstention broker non-vote will have the same effect as a vote “AGAINST” Proposal 8 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 8 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 8.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 8

PROPOSAL 9

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM DECEMBER 1, 2024 THROUGH JANUARY 31, 2025, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 9 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from December 1, 2024 through January 31, 2025, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 9 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on Nasdaq;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between December 1, 2024 through January 31, 2025.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 9. If Proposal 9 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the SDAT. The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market. The Company’s Common Stock could be at risk of being delisted from Nasdaq and the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split if it believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s Bid Price Rule.
On June 26, 2023, the Staff of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.
In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on

August 17, 2023. The Board of Directors was able to do this without stockholder approval because under the MGCL (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a 10-day VWAP.
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.
If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.

If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq Hearings Panel within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a Panel Decision that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
If, during December 2024 and January 2025, the Company is not in compliance with Nasdaq’s Bid Price Rule, then the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split at any point during the period from December 1, 2024 through January 31, 2025 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule. Any reverse stock split that the Board of Directors may effect while the Company is not in compliance with Nasdaq’s Bid Price Rule is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Accordingly, while the Company is non-compliant, the split ratio will be subject to this rule.
However, if during December 2024 and January 2025 the Company is in compliance with Nasdaq’s Bid Price Rule, then this cumulative ratio rule would not apply and the Board of Directors could, with the approval of this proposal by stockholders, effect a split ratio between one-for-two and one-for-100 if the Board of Directors believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 9, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price remaining above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 9 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.
We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.
Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 9 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 9.
For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 9 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 9 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 9.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 9

PROPOSAL 10

AUTHORIZES THE BOARD OF DIRECTORS TO EFFECT, IN ITS SOLE DISCRETION, A REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO BETWEEN ONE-FOR-TWO TO ONE-FOR-100, AND AT ANY TIME FROM FEBRUARY 1, 2025 THROUGH MARCH 31, 2025, PURSUANT TO AN AMENDMENT TO THE COMPANY’S CHARTER
General
Proposal 10 authorizes the Board of Directors to effect, at its discretion, a Reverse Stock Split of the Company’s outstanding Common Stock, at an exchange ratio between one-for-two and one-for-100, and at any time from February 1, 2025 through March 31, 2025, pursuant to an amendment to the Company’s charter.
The Board of Directors has unanimously determined to be advisable and approved this Proposal 10 and the proposed charter amendment, and directed that it be submitted to the stockholders for their approval. The text of the form of proposed charter amendment is attached as Annex B to this Proxy Statement.
Reasons for this Proposal. The Board of Directors recommends that the Company’s stockholders approve this proposal for the following reasons:
(1)	to maintain our listing on Nasdaq;
(2)	to potentially improve the marketability and liquidity of our Common Stock; and
(3)	to improve the perception of our Common Stock as an investment security.
Board of Directors Discretion to Effect Reverse Stock Split and Set Split Ratio. This proposal, if approved by our stockholders, would not immediately cause a Reverse Stock Split, but rather would authorize the Board of Directors to effect, in its sole discretion, a Reverse Stock Split with a split ratio to be determined by the Board of Directors. The Reverse Stock Split would only be effected if the Board of Directors, in its sole discretion, determined that doing so was advisable. Accordingly, even if our stockholders approve this proposal, our Board of Directors may not effect a Reverse Stock Split if, in the opinion of our Board of Directors, it would not be advisable for the Company to do so.
Timing of a Reverse Stock Split. The actual timing for the implementation of a Reverse Stock Split would be determined by the Board of Directors, in its sole discretion, based upon its evaluation as to when such action would be advisable, but it would have to be effected, if at all, between February 1, 2025 through March 31, 2025.
Adoption of the Proposed Charter Amendment. The Board of Directors recommends that the Company’s stockholders approve Proposal 10. If Proposal 10 is approved, the Board of Directors, in its sole discretion, would have the ability to effect the Reverse Stock Split by filing the proposed charter amendment, setting forth the split ratio determined by the Board of Directors, with the SDAT. The Reverse Stock Split would be effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later time and/or date as is set forth in the proposed charter amendment.
Reasons for this Proposal
To maintain our listing on The Nasdaq Capital Market. The Company’s Common Stock could be at risk of being delisted from Nasdaq and the Board of Directors believes it is advisable for it to have the authority to effect a reverse stock split if it believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
If the Company’s Common Stock closes below $1.00 per share and the closing bid price remains less than $1.00 per share for 30 consecutive business days, then the Company would no longer be in compliance with Nasdaq’s Bid Price Rule.
On June 26, 2023, the Staff of Nasdaq notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had 180 calendar days to regain compliance.
In response, the Board of Directors determined that it was advisable to amend the Company’s charter to effect a one-for-10 reverse stock split of the Company’s Common Stock, which reverse stock split was subsequently effected on August 17, 2023. The Board of Directors was able to do this without stockholder approval because under the MGCL (Section 2-309(e)(2)), a board of directors has the ability to amend the charter to effect a reverse stock split at a ratio of not more than 10 shares of stock into one share of stock in any 12-month period without stockholder action.
Primarily as a result of this reverse stock split, the closing bid price of the Company’s Common Stock was at least $1.00 per share for a minimum of ten consecutive business days, and the Company regained compliance with Nasdaq’s Bid Price Rule on September 1, 2023.
However, the Company’s Common Stock bid price again came under significant downward pressure primarily as a result of the Company’s Series D Preferred Stock holders having the right, at each such holder’s option, after September 21, 2023, to require the Company to redeem on a monthly basis any or all of such holder’s shares of Series D Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to all accrued but unpaid dividends, if any, to and including the holder redemption date. This holder redemption price may be paid in cash or in equal value of shares of Common Stock, or in any combination thereof, at the Company’s option.
The Company has chosen to pay the monthly redemption price in equal value of shares of Common Stock.
Monthly redemption requests must be received by the Company on or before the 25th day of any month and the holder redemption price is paid on the 5th day of the following month (or, if such date is not a business day, on the next succeeding business day). The equal value of shares of Common Stock is calculated using a 10-day VWAP.
The table below illustrates the results of the monthly redemption requests since the first redemption date on October 5, 2023.

Redemption Request Deadline	10-Day VWAP	Redemption Date	Series D Preferred Stock Requested for Redemption	Common Stock Issued to Settle Redemptions
September 25, 2023	$2.89	October 5, 2023	172,241	2,236,890
October 25, 2023	$0.84	November 6, 2023	319,762	14,355,723
November 25, 2023	$0.39	December 5, 2023	371,563	36,194,825
December 25, 2023	$0.31	January 5, 2024	9,843	1,205,762
January 25, 2024	$0.22	February 5, 2024	74,718	13,048,169
February 25, 2024	N/A	March 5, 2024	0	0
On September 22, 2023, the trading day immediately preceding the first redemption request deadline, the Company’s Common Stock closed at $3.32. On that day, there were 980,857 shares of the Company’s Common Stock outstanding.
On March 20, 2024, the Company’s Common Stock closed at $0.17 and 67,042,618 shares of Common Stock had been issued in the aggregate to settle the redemption requests.
We believe that the significant volume of Common Stock being issued monthly to meet redemption requests is placing significant downward pressure on the bid price of our Common Stock. In addition, as the Common Stock price declines, more shares of Common Stock are issuable under the 10-day VWAP formula, which in turn places further downward pressure on the bid price of our Common Stock.
On December 7, 2023, the Staff again notified the Company that based on the Common Stock’s bid price closing below $1.00 per share for 30 consecutive business days, the Company no longer complied with Nasdaq’s Bid Price Rule and that it had a 180-day compliance period until June 4, 2024 to regain compliance.
If the Company does not regain compliance (which would require the closing bid price of the Company’s Common Stock to be at least $1.00 per share for a minimum of ten consecutive business days) by June 4, 2024, then Nasdaq may:
•
grant the Company a second 180 calendar day period to regain compliance if certain other listing standards are met on June 4, 2024 (for example, that the market value of the Company’s Common Stock is at least $1 million and there are at least 1 million shares of Common Stock outstanding); or

•	determine that it is not possible for the Company to cure its minimum bid price deficiency and issue a Staff Delisting Determination notification.

If the Company were to receive a Delisting Determination notification, it would plan to appeal that determination to a Nasdaq Hearings Panel within seven calendar days of the date of the Delisting Determination notification. A timely request for a hearing will ordinarily stay the suspension and delisting action pending the issuance of a written Hearings Panel decision. The Hearings Department would schedule a hearing to take place, to the extent practicable, within 45 calendar days of the request for a hearing. The Company would be required to provide a written submission to the Hearings Department stating with specificity the grounds on which the Company is seeking to review the Delisting Determination notification, and would include a written plan of compliance. After the hearing, the Hearings Department would issue a Panel Decision that has been approved by each member of the Hearings Panel. The Panel Decision would be effective immediately upon issuance. The Hearings Panel may grant a further exception to the listing standards (not to exceed 180 days from the date of the Delisting Determination notice), suspend and delist the Company’s securities, or find that the Company is in compliance with all applicable listing standards.
If, during February and March 2025, the Company is not in compliance with Nasdaq’s Bid Price Rule, then the Board of Directors deems it advisable for it to have the authority to effect a reverse stock split at any point during the period from February 1, 2025 through March 31, 2025 in order for the Company to have the strongest chance of regaining compliance with Nasdaq’s Bid Price Rule. Any reverse stock split that the Board of Directors may effect while the Company is not in compliance with Nasdaq’s Bid Price Rule is constrained by Nasdaq listing rules that state that a company whose stock fails to meet the continued listing requirement for minimum bid price and that has effected reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one will not be eligible for any compliance periods. Accordingly, while the Company is non-compliant, the split ratio will be subject to this rule.
However, if during February and March 2025 the Company is in compliance with Nasdaq’s Bid Price Rule, then this cumulative ratio rule would not apply and the Board of Directors could, with the approval of this proposal by stockholders, effect a split ratio between one-for-two and one-for-100 if the Board of Directors believed downward pressure on the Company’s Common Stock price could put at risk the Company’s listing on Nasdaq.
Even if the Company’s stockholders approve this proposal, there is no guarantee that the Board of Directors would exercise its discretion to effect a Reverse Stock Split. However, the Board of Directors deems it advisable that the Company’s stockholders grant it the authority to effect a Reverse Stock Split if the Board of Directors deems it advisable and in the best interests of the Company for the reasons stated in this proposal.
To potentially improve the marketability and liquidity of our Common Stock. Our Board of Directors believes that the increased market price of our Common Stock expected as a result of effecting a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and encourage interest and trading in our Common Stock.
•
Stock Price Requirements: We understand that many brokerage houses, institutional investors and funds have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin. Additionally, a Reverse Stock Split could help increase analyst and broker interest in our Common Stock as their internal policies might discourage them from following or recommending companies with low stock prices.

•
Stock Price Volatility: Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers.

•
Transaction Costs: Investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Improve the Perception of Our Common Stock as an Investment Security. The Board of Directors believes that effecting a Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Certain Risks Associated with a Reverse Stock Split
Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. As noted above, the principal purpose of a Reverse Stock Split is to increase the trading price of our Common Stock to meet Nasdaq’s Bid Price Rule.
The Board of Directors has considered the potential harm to us and our stockholders if Nasdaq delists our Common Stock. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons.
However, the effect of a Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that a Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that a Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding. A Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of shares of Common Stock available for issuance.
A Reverse Stock Split may decrease the liquidity of our Common Stock. The Board of Directors believes that a Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, a Reverse Stock Split would also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of a Reverse Stock Split.
A Reverse Stock Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell. If a Reverse Stock Split is effected, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following a Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
A Reverse Stock Split may also lead to a decrease in our overall market capitalization. A Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following a Reverse Stock Split.
Criteria to be Used for Determining the Reverse Stock Split Ratio to Effect
In determining which Reverse Stock Split ratio to effect, if any, following receipt of stockholder approval of Proposal 10, our Board of Directors may consider, among other things, various factors, such as:
•	The likelihood of our Common Stock’s closing bid price remaining above $1.00;
•	Our ability to maintain our Nasdaq listing;
•	The historical trading price and trading volume of our Common Stock; and
•	The then-prevailing trading price and trading volume of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term.

Effects of Reverse Stock Split
After the Reverse Split Effective Date (as defined below), each stockholder will own a reduced number of shares of Common Stock. However, the Reverse Stock Split will apply to all of the outstanding shares of Common Stock as of the Reverse Stock Split effective time and therefore will not affect any particular stockholder’s relative ownership percentage of shares of Common Stock, except for de minimis changes resulting from the payment of cash in lieu of fractional shares.
Voting rights and other rights and preferences of the holders of our Common Stock will not be affected by a Reverse Stock Split. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split.
The principal effects of a Reverse Stock Split will be that:
•	Depending on the Reverse Stock Split ratio selected by the Board of Directors, each 2 to 100 shares of our Common Stock owned by a stockholder will be combined into one new share of our Common Stock;
•
By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain;

•
No fractional shares of Common Stock will be issued in connection with a Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest;

•	The total number of authorized shares of our Common Stock will remain at 200,000,000;
•	The total number of authorized shares of our preferred stock will remain at 15,000,000;
•	Based upon the Reverse Stock Split ratio selected by the Board of Directors:
○
the Reverse Stock Split will result in a proportional increase in the exercise price of the then-outstanding warrants and a proportional decrease in the number of shares of Common Stock for which such warrants will be exercisable;

○
the Reverse Stock Split will result in a proportional increase in the conversion price of the then-outstanding Series B Preferred Stock and Series D Preferred Stock and a proportional decrease in the number of shares of Common Stock into which such Series B Preferred Stock and Series D Preferred Stock will be convertible;

○	the Reverse Stock Split will result in a proportional decrease in the number of shares of Common Stock into which the Company’s then-outstanding Notes will be convertible; and
○
(i) the number of shares of Common Stock authorized for issuance under the Company’s equity incentive compensation plans, (ii) any maximum number of shares of Common Stock with respect to which equity awards may be granted to any participant under any such plans, (iii) each equity award outstanding under any such plans on the Reverse Split Effective Date, and (iv) any performance metric related to the price per share of Common Stock applicable to any award outstanding on the Reverse Split Effective Date, will be adjusted proportionately, with the number of shares of Common Stock subject to each such equity award being decreased proportionately and any per-share exercise price being increased proportionately.

•	After the Reverse Split Effective Date, our Common Stock would have a new Committee on Uniform Securities Identification Procedures number, or CUSIP number, used to identify our Common Stock.
Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on Nasdaq under the symbol “WHLR” immediately following the Reverse Stock Split, although it is possible that Nasdaq may add a letter to the end of the trading symbol for a period of 20 trading days after the Reverse Split Effective Date to indicate that the Reverse Stock Split had occurred.
Effective Date
The proposed Reverse Stock Split would become effective at 5:00 p.m., Eastern Time, on the date of filing of the proposed charter amendment with SDAT, or such later date and time as is set forth in the proposed charter amendment, which date we refer to in this proposal as a “Reverse Split Effective Date”. As of the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a reduced number of shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board of Directors within the limits set forth in this Proposal 10 and stockholders who would have otherwise been issued a fractional share of the Company’s Common Stock as a result of a Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Company’s Common Stock on Nasdaq on the Reverse Split Effective Date (as adjusted for the Reverse Stock Split), without any interest.
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
If the proposed Reverse Stock Split is approved and effected, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)
Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their names. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Reverse Stock Split.
STOCKHOLDERS WHO HOLD PRE-SPLIT STOCK CERTIFICATES SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Accounting Consequences
Although the par value of our Common Stock will increase in proportion to the Reverse Stock Split ratio chosen by the Board of Directors, the Board will exercise its right under Section 2-605(a)(2) of the MGCL to thereafter immediately reduce the resulting par value of the post-split Common Stock so that it would remain at $0.01 per share.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.01 par value times the number of shares issued and outstanding) would be proportionately reduced based on the reduction in shares of Common Stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of the Reverse Stock Split since there would be a lower number of shares outstanding. Net income or loss per share and number of shares for all previous years presented will be adjusted for comparability purposes.
We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.
Potential Anti-Takeover Effect
Even though the proposed Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of us.
No “Going Private Transaction”
The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.
No Appraisal Rights
Our stockholders are not entitled to dissenters’ or appraisal rights under the Maryland General Corporation Law with respect to the proposed charter amendment to effect a Reverse Stock Split.
Material U.S. Federal Income Tax Considerations of the Reverse Stock Split
The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split that would be expected to apply generally to U.S. Holders (as defined below) of our Common Stock. This summary is based upon current provisions of the Internal Revenue Code of 1986, as amended, or the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
No attempt has been made to comment on all U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to particular U.S. Holders, including holders: (i) who are subject to special tax rules such as dealers, brokers and traders in securities, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, banks or other financial institutions or tax-exempt entities; (ii) who acquired their shares in connection with stock options, stock purchase plans or other compensatory transactions; (iii) who hold their shares as a hedge or as part of a hedging, straddle, “conversion transaction”, “synthetic security”, integrated investment or any risk reduction strategy; (iv) who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities; (v) who do not hold their shares as capital assets for U.S. federal income tax purposes (generally, property held for investment within the meaning of Section 1221 of the Code); (vi) who hold their shares through individual retirement or other tax-deferred accounts; or (vii) who have a functional currency for United States federal income tax purposes other than the U.S. dollar.
In addition, the following discussion does not address state, local or foreign tax consequences of the Reverse Stock Split, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax. The discussion assumes that for U.S. federal income tax purposes the Reverse Stock Split will not be integrated or otherwise treated as part of a unified transaction with any other transaction. Furthermore, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
For purposes of this discussion, a U.S. Holder means a beneficial owner of our Common Stock who is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE REVERSE STOCK SPLIT UNDER STATE, LOCAL AND FOREIGN TAX LAWS.
Tax Consequences of the Reverse Stock Split
•
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. The remainder of the discussion assumes the Reverse Stock Split will qualify as a recapitalization.

•	No gain or loss will be recognized by us as a result of the Reverse Stock Split.
•
A U.S. Holder who receives solely a reduced number of shares of Common Stock pursuant to the Reverse Stock Split will generally recognize no gain or loss. A U.S. Holder who receives cash in lieu of a fractional share interest will generally recognize gain or loss equal to the difference between (i) the portion of the tax basis of the pre-Reverse Stock Split shares allocated to the fractional share interest and (ii) the cash received.

•
A U.S. Holder’s basis in the U.S. Holder’s post-Reverse Stock Split shares will be equal to the aggregate tax basis of such U.S. Holder’s pre-Reverse Stock Split shares decreased by the amount of any basis allocated to any fractional share interest for which cash is received.

•	The holding period of our stock received in the Reverse Stock Split will include the holding period of the pre-Reverse Stock Split shares exchanged.
•
For purposes of the above discussion of the basis and holding periods for shares of the stock received in the Reverse Stock Split, U.S. Holders who acquired different blocks of our stock at different times for different prices must calculate their basis, gains and losses, and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split. U.S. Holders who acquired different blocks of our stock at different times for different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

•
Any gain or loss recognized by a U.S. Holder as a result of the Reverse Stock Split will generally be a capital gain or loss and will be long term capital gain or loss if the U.S. Holder’s holding period for the shares of our stock exchanged is more than one year.

•
Certain U.S. Holders may be required to attach a statement to their tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in applicable Treasury Regulations. U.S. Holders are urged to consult their own tax advisors with respect to the applicable reporting requirements.

•
Any cash payments for fractional shares made to U.S. Holders in connection with the Reverse Stock Split may be subject to backup withholding on a U.S. Holder’s receipt of cash, unless such U.S. Holder furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding or such U.S. Holder is otherwise exempt from backup withholding. In the event any amount is withheld under the backup withholding rules, the U.S. Holder should consult with its own tax advisors as to whether the U.S. Holder is entitled to any credit, refund or other benefit with respect to such backup withholding and the procedures for obtaining such credit, refund or other benefit.

Reservation of Right to Abandon Reverse Stock Split
The Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the proposed charter amendment, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting.
Vote Required
The affirmative “FOR” vote of stockholders entitled to cast a majority of all the votes entitled to be cast on this proposal is required for approval.
If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion on matters considered to be “routine”. This Proposal 10 is considered to be “routine” and thus if you do not return your voting instructions to your broker, your shares may be voted by your broker in its discretion on this Proposal 10.
For purposes of this vote, an abstention will have the same effect as a vote “AGAINST” Proposal 10 because approval requires the affirmative majority of all the votes entitled to be cast.
Board of Directors Recommendation
After careful consideration, the Board of Directors determined that Proposal 10 is advisable and directed that it be submitted to the Company’s stockholders for their approval. The Board of Directors unanimously recommends that the Company’s stockholders vote FOR Proposal 10.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR
PROPOSAL 10

OTHER MATTERS
Stockholder Proposals for the 2025 Annual Meeting
Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2025 Annual Meeting, a stockholder proposal must be received in writing by the Company by the close of business on November 22, 2024 and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.
In addition, our Bylaws provide that any stockholder who desires to bring a proposal before the 2025 Annual Meeting, or to nominate persons for election as directors at such meeting, must give timely written notice of the proposal to the Company’s General Counsel and Corporate Secretary. To be timely, the notice must be delivered by the close of business to the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.
Accordingly, to be timely, a notice must be received not earlier than October 23, 2024 and not later than 5:00 p.m., Eastern Time, on November 22, 2024 (assuming the meeting is held not more than 30 days before or after May 6, 2025). The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws.
In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.
Form 10-K and Other Filings
Upon written request and at no charge, we will provide a copy of any of our filings with the SEC, including our Annual Report on Form 10-K, with financial statements and schedules for our most recent fiscal year. We may impose a reasonable fee for expenses associated with providing copies of separate exhibits to the report when such exhibits are requested. These documents are also available on our website at www.whlr.us, and the website of the SEC at www.sec.gov.
Delinquent Section 16(a) Reports
To our knowledge, based solely on our review of Forms 3 and 4 and any amendments thereto filed electronically with the SEC, and/or representations from our directors and officers that no Forms 5 were required, we believe that with respect to fiscal year 2023, our directors, officers and beneficial owners of more than 10% of our equity securities timely complied with all applicable Section 16(a) filing requirements.
Householding
SEC rules allow delivery of a single annual report and proxy materials to households at which two or more stockholders reside, unless the affected stockholder has provided contrary instructions. Accordingly, stockholders sharing an address who have been previously notified by their broker or its intermediary will receive only one set of the annual report and other proxy materials, unless the stockholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities), as applicable, will, however, continue to be provided for each stockholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as our expenses. Stockholders having multiple accounts may have received householding notifications from their respective brokers and, consequently, such stockholders may receive only one set of the annual report and other proxy materials. Upon written or oral request, the Company will promptly deliver a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate set of our annual report and proxy materials, you should submit a request in writing to our General Counsel and Corporate Secretary, Ross Barr, at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Corporate Secretary. You may also call our General Counsel and Corporate Secretary at (757) 627-9088. Stockholders currently sharing an address who wish to have only one set of our annual report and other proxy materials delivered to the household in the future should also contact our Corporate Secretary.
Dated: March 22, 2024

Annex A

*WHEELER REAL ESTATE INVESTMENT TRUST INC.*
*[TBD]*

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34536-P04049

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**WHEELER REAL ESTATE INVESTMENT TRUST INC.**

**The Board of Directors recommends you vote FOR each director nominee and "FOR" Proposals 2 - 3:**

1. Election of Directors

**Nominees:**

*To be elected for terms expiring in 2025:*

| Nominee | For | Withhold |
|---|---|---|
| 1a. E.J. Borrack | ☐ | ☐ |
| 1b. Robert G. Brady | ☐ | ☐ |
| 1c. Kerry G. Campbell | ☐ | ☐ |
| 1d. Stefani D. Carter | ☐ | ☐ |
| 1e. Megan Parisi | ☐ | ☐ |
| 1f. Dennis Pollack | ☐ | ☐ |
| 1g. Joseph D. Stilwell | ☐ | ☐ |

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 2. Ratify the appointment of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024. | ☐ | ☐ | ☐ |
| 3. To approve, on an advisory basis executive compensation for fiscal year 2023. | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR "3 years":**

| Proposal | 1 Year | 2 Years | 3 Years | Abstain |
|---|---|---|---|---|
| 4. To recommend, on an advisory basis, the frequency of executive compensation votes. | ☐ | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR Proposals 5 - 10:**

| Proposal | For | Against | Abstain |
|---|---|---|---|
| 5. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a reverse stock split of the Company's outstanding common stock (a "RSS") at a ratio between 1:2 and 1:24, and at any time from May 7, 2024 through May 31, 2024. | ☐ | ☐ | ☐ |
| 6. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from June 1, 2024 to July 31, 2024. | ☐ | ☐ | ☐ |
| 7. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from August 1, 2024 to September 30, 2024. | ☐ | ☐ | ☐ |
| 8. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from October 1, 2024 to November 30, 2024. | ☐ | ☐ | ☐ |
| 9. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from December 1, 2024 to January 31, 2025. | ☐ | ☐ | ☐ |
| 10. To authorize pursuant to an amendment to Company's charter the Board of Directors to effect, in its sole discretion, a RSS at a ratio between 1:2 and 1:100, and at any time from February 1, 2025 to March 31, 2025. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

**NOTE:** Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

A-1

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and the 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

V34537-P04049

## PROXY
## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WHEELER REAL ESTATE INVESTMENT TRUST INC.

The undersigned hereby appoints Stefani D. Carter, M. Andrew Franklin, and Ross Barr, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Wheeler Real Estate Investment Trust, Inc. (the "Company") Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 6, 2024 at 9:30 a.m. Eastern Time at the Marriott Virginia Beach Oceanfront, 4201 Atlantic Avenue, Virginia Beach, Virginia 23451 in the Executive Meeting Room or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

**THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.**

**(Continued and to be marked, dated and signed, on the other side)**

A-2

Annex B
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
ARTICLES OF AMENDMENT
Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The charter of the Corporation (the “Charter”) is hereby amended to provide that (a) at the Effective Time (as defined below), every [•] shares of common stock, $0.01 par value per share, of the Corporation that were issued and outstanding immediately prior to the Effective Time shall be converted into one issued and outstanding share of common stock, $[•] par value per share (the “Reverse Stock Split”), and (b) no fractional shares will be issued in connection with the Reverse Stock Split; rather, stockholders who would have otherwise been issued a fractional share of the Corporation’s common stock as a result of the Reverse Stock Split will instead receive a cash payment in lieu of such fractional share in an amount equal to the applicable fraction multiplied by the closing price of the Corporation’s common stock on NASDAQ on [•],4 (as adjusted for the Reverse Stock Split).
SECOND: The foregoing amendment (the “Amendment”) was duly advised by the Board of Directors of the Corporation and duly approved by the stockholders of the Corporation in the manner and by the vote required by the Maryland General Corporation Law and the Charter. The manner in which the Amendment was advised and approved is set forth below.
(a) At a meeting thereof duly held on [•], the Board of Directors of the Corporation adopted resolutions that (i) set forth the Amendment, (ii) declared the Amendment advisable, and (iii) directed that the Amendment be submitted to the stockholders of the Corporation for consideration.
(b) At a meeting thereof duly held on [•], the stockholders of the Corporation approved the Amendment.
THIRD: The Amendment does not increase the authorized stock of the Corporation.
FOURTH: These Articles of Amendment shall be effective (the “Effective Time”) at [•], Eastern Standard Time, on [•].
[Signatures Appear on the Next Page]

[4]	To be the same as the Effective Time, as defined below.
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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed and acknowledged in its name and on its behalf by its Chief Executive Officer and President and witnessed and attested by its Secretary on this [•] day of [•], and such persons acknowledged the same to be the act of said corporation, and that to the best of their knowledge, information and belief, all matters and facts stated herein are true in all material respects and that this statement is made under the penalties of perjury.
ATTEST:		WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:		By:
Name:	Ross Barr	Name:	M. Andrew Franklin
Title:	Secretary	Title:	Chief Executive Officer and President

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